                                                                    EXHIBIT 4.80

                         PINE VALLEY MINING CORPORATION

                                     - and -

                      COMPUTERSHARE TRUST COMPANY OF CANADA

                     COMMON SHARE PURCHASE WARRANT INDENTURE

                           Providing for the Issue of
                    2,027,500 Common Share Purchase Warrants

                                December 12, 2005

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                                TABLE OF CONTENTS

ARTICLE 1 INTERPRETATION..............................................................................    2
   1.1      Definitions...............................................................................    2
   1.2      Words Importing the Singular..............................................................    6
   1.3      Interpretation not Affected by Headings...................................................    6
   1.4      Day not a Business Day....................................................................    6
   1.5      Time of the Essence.......................................................................    6
   1.6      Governing Law.............................................................................    6
   1.7      Meaning of "outstanding" for Certain Purposes.............................................    6
   1.8      Currency..................................................................................    7
   1.9      Termination...............................................................................    7
ARTICLE 2 ISSUE OF WARRANTS...........................................................................    7
   2.1      Issue of Warrants.........................................................................    7
   2.2      Form and Terms of Warrants................................................................    7
   2.3      Signing of Warrant Certificates...........................................................    8
   2.4      Certification by the Warrant Agent........................................................    8
   2.5      Warrantholder not a Shareholder, etc. ....................................................    8
   2.6      Issue in Substitution for Lost Warrant Certificates.......................................    9
   2.7      Warrants to Rank Pari Passu...............................................................    9
   2.8      Registration and Transfer of Warrants.....................................................    9
   2.9      Registers Open for Inspection.............................................................   11
   2.10     Exchange of Warrants......................................................................   11
   2.11     Ownership of Warrants.....................................................................   11
   2.12     Adjustment of Exchange Basis..............................................................   12
   2.13     Rules Regarding Calculation of Adjustment of Exchange Basis...............................   16
   2.14     Postponement of Subscription..............................................................   17
   2.15     Notice of Adjustment......................................................................   18
   2.16     No Action after Notice....................................................................   18
   2.17     Purchase of Warrants for Cancellation.....................................................   18
   2.18     Optional Purchases by the Company.........................................................   19
   2.19     Protection of Warrant Agent...............................................................   19
   2.20     Legended Warrant Certificates.............................................................   19
ARTICLE 3 EXERCISE OF WARRANTS........................................................................   21
   3.1      Method of Exercise of Warrants............................................................   21
   3.2      No Fractional Shares......................................................................   22
   3.3      Effect of Exercise of Warrants............................................................   23
   3.4      Cancellation of Warrant Certificates......................................................   25
   3.5      Subscription for less than Entitlement....................................................   25
   3.6      Expiration of Warrant.....................................................................   25
   3.7      Prohibition on Exercise by U.S. Persons; Exception........................................   25
ARTICLE 4 COVENANTS FOR WARRANTHOLDERS' BENEFIT.......................................................   26
   4.1      General Covenants of the Company..........................................................   26
   4.2      Securities Qualification Requirements.....................................................   27
   4.3      Warrant Agent's Remuneration and Expenses.................................................   27
   4.4      Performance of Covenants by Warrant Agent.................................................   27
ARTICLE 5 ENFORCEMENT.................................................................................   28
   5.1      Suits by Warrantholders...................................................................   28

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                                      -ii-

   5.2      Limitation of Liability...................................................................   28
ARTICLE 6 MEETINGS OF WARRANTHOLDERS..................................................................   29
   6.1      Right to Convene Meetings.................................................................   29
   6.2      Notice....................................................................................   29
   6.3      Chairman..................................................................................   29
   6.4      Quorum....................................................................................   29
   6.5      Power to Adjourn..........................................................................   30
   6.6      Show of Hands.............................................................................   30
   6.7      Poll and Voting...........................................................................   30
   6.8      Regulations...............................................................................   31
   6.9      Company, Warrant Agent and Counsel may be Represented.....................................   31
   6.10     Powers Exercisable by Extraordinary Resolution............................................   32
   6.11     Meaning of "Extraordinary Resolution".....................................................   32
   6.12     Powers Cumulative.........................................................................   33
   6.13     Minutes...................................................................................   33
   6.14     Instruments in Writing....................................................................   34
   6.15     Binding Effect of Resolutions.............................................................   34
   6.16     Holdings by the Company or Subsidiaries of the Company Disregarded........................   34
ARTICLE 7 SUPPLEMENTAL INDENTURES AND SUCCESSOR COMPANIES.............................................   35
   7.1      Provision for Supplemental Indentures for Certain Purposes................................   35
   7.2      Successor Companies.......................................................................   36
ARTICLE 8 CONCERNING THE WARRANT AGENT................................................................   36
   8.1      Trust Indenture Legislation...............................................................   36
   8.2      Rights and Duties of Warrant Agent........................................................   36
   8.3      Evidence, Experts and Advisers............................................................   37
   8.4      Securities, Documents and Monies Held by Warrant Agent....................................   39
   8.5      Actions by Warrant Agent to Protect Interests.............................................   39
   8.6      Warrant Agent not Required to Give Security...............................................   39
   8.7      Protection of Warrant Agent...............................................................   39
   8.8      Replacement of Warrant Agent..............................................................   40
   8.9      Conflict of Interest......................................................................   41
   8.10     Acceptance of Trusts......................................................................   42
   8.11     Warrant Agent not to be Appointed Receiver................................................   42
   8.12     Authorization to Carry on Business........................................................   42
ARTICLE 9 GENERAL.....................................................................................   42
   9.1      Notice to the Company and the Warrant Agent...............................................   42
   9.2      Notice to the Warrantholders..............................................................   43
   9.3      Discretion of Directors...................................................................   44
   9.4      Satisfaction and Discharge of Indenture...................................................   44
   9.5      Provisions of Indenture and Warrants for the Sole Benefit of Parties and Warrantholders...   44
   9.6      Counterparts and Formal Date..............................................................   45

SCHEDULE "A" - FORM OF WARRANT CERTIFICATE ...........................................................  A-1

SCHEDULE "B" - REPRESENTATION LETTER .................................................................  B-1

SCHEDULE "C" - FORM OF DECLARATION FOR REMOVAL OF LEGEND..............................................  C-1

              THIS WARRANT INDENTURE dated as of December 12, 2005

BETWEEN:

                        PINE VALLEY MINING CORPORATION, a corporation amalgamated under the laws of the Province of British Columbia

                        (hereinafter called the "COMPANY")

AND

                        COMPUTERSHARE TRUST COMPANY OF CANADA, a trust company existing under the laws of Canada

                        (hereinafter called the "WARRANT AGENT")

RECITALS

WHEREAS:

A. The Company proposes to issue 2,027,500 common share purchase warrants of the Company (the "SHARE PURCHASE WARRANTS" or the "WARRANTS");

B. Each whole Warrant entitles the holder thereof to purchase, subject to adjustment in certain events, one Common Share at a price of $3.50 per share at any time prior to 5:00 p.m. (local time in the Cities of Vancouver, British Columbia, Calgary, Alberta, and Toronto, Ontario as applicable, where this certificate is surrendered) on the date which is eighteen (18) months following the Closing Date, all upon the terms and conditions herein set forth;

C. For such purpose the Company deems it necessary to create and issue Warrants to be constituted and issued in the manner hereinafter set forth;

D. The Company is duly authorized to create and issue the Warrants to be issued as herein provided;

E. All things necessary have been done and performed to make the Warrants, when certified by the Warrant Agent and issued as provided in this indenture, legal, valid and binding upon the Company with the benefits of and subject to the terms of this indenture;

F. The foregoing recitals are made as statements of fact by the Company and not by the Warrant Agent;

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                                      -2-

G. The Warrant Agent has agreed to enter into this indenture and to hold all rights, interests and benefits contained herein for and on behalf of those persons who become holders of Warrants issued pursuant to this indenture from time to time;

      NOW THEREFORE THIS INDENTURE WITNESSES that for good and valuable consideration mutually given and received, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed and declared as follows:

                                    ARTICLE 1

                                 INTERPRETATION

1.1   Definitions

      In this indenture, unless there is something in the subject matter or context inconsistent therewith:

      "AGENT" means RBC Capital Markets on behalf of itself, Salman Partners Inc. and Sprott Securities Inc.;

      "APPLICABLE LEGISLATION" means the provisions of the statutes of Canada and its provinces and the regulations under those statutes relating to trust indentures and/or the rights, duties or obligations of issuers and trustees under trust indentures as are from time to time in force and applicable to this indenture;

      "BUSINESS DAY" means a day that is not a Saturday, Sunday, a day on which banks are closed or a civic or statutory holiday in the City of Toronto, Ontario or Vancouver, British Columbia;

      "CAPITAL REORGANIZATION" has the meaning ascribed thereto in subsection 2.12(4);

      "CLOSING DATE" means December 12, 2005 or such other date(s) as may be agreed to by the Company and the Agent;

      "COMMON SHARES" means fully paid and non-assessable common shares without nominal or par value in the capital of the Company;

      "COMMON SHARE REORGANIZATION" has the meaning ascribed thereto in subsection 2.12(1);

      "COMPANY" means Pine Valley Mining Corporation, a corporation existing under the laws of the Province of British Columbia, and its lawful successors from time to time;

      "COMPANY'S AUDITORS" means the chartered accountant or firm of chartered accountants duly appointed as auditor or auditors of the Company from time to time;

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                                      -3-

      "COUNSEL" means a barrister or solicitor (who may be an employee of the Company) or a firm of barristers or solicitors (who may be counsel for the Company), in both cases acceptable to the Warrant Agent;

      "CURRENT MARKET PRICE" at any date, means the weighted average price per Common Share at which the Common Shares have traded:

      (i)   on the TSX-V;

      (ii) if the Common Shares are not listed on the TSX-V, on any stock exchange upon which the Common Shares are listed as may be selected for this purpose by the directors, acting reasonably; or

      (iii) if the Common Shares are not listed on any stock exchange, on any over-the-counter market;

      during the 20 consecutive trading days (on each of which at least 500 Common Shares are traded in board lots) ending the 2nd trading day before such date and the weighted average price shall be determined by dividing the aggregate sale price of all Common Shares sold in board lots on the exchange or market, as the case may be, during the 20 consecutive trading days by the number of Common Shares sold or, if not traded on any recognized market or exchange, as determined by the directors of the Company acting reasonably;

      "DIRECTOR" means a member of the board of directors of the Company for the time being, and unless otherwise specified herein, reference to "action by the board of directors" means action by the board of directors of the Company as a board or, whenever duly empowered, action by a committee of the board;

      "DIVIDENDS PAID IN ORDINARY COURSE" means cash dividends declared payable on the Common Shares in any fiscal year of the Company to the extent that such cash dividends do not exceed, 5% of the Exercise Price and for such purpose the amount of any dividend paid in shares shall be the aggregate stated capital of such shares and the amount of any dividend paid in other than cash or shares shall be the fair market value of such dividend as determined by resolution passed by the board of directors of the Company, subject, if applicable, to the prior consent of any stock exchange or any other over-the-counter market on which the Common Shares are traded and for such purpose the amount of any dividends paid in other than cash or shares shall be the fair market value of such dividend as determined by the directors;

      "EXCHANGE BASIS" means, as at any time, the number of Common Shares or other classes of shares or securities which a Warrantholder is entitled to receive upon the exercise of the rights attached to the Warrants pursuant to the provisions of this indenture and which, as at the date hereof, is equal to one Common Share per Warrant;

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                                      -4-

      "EXERCISE DATE" with respect to any Warrant means the date on which such Warrant is surrendered for exercise in accordance with the provisions of
      Article 3;

      "EXERCISE PRICE" means $3.50 for each Common Share, subject to adjustment in accordance with the provisions of this indenture;

      "EXTRAORDINARY RESOLUTION" has the meaning ascribed thereto in sections
      6.11 and 6.14;

      "PERSON" means an individual, a corporation, a partnership, a syndicate, a trustee or any unincorporated organization and words importing persons are intended to have a similarly extended meaning;

      "PURCHASER" means a purchaser of the Warrants;

      "REGULATION S" means Regulation S under the U.S. Securities Act;

      "SECURITIES COMMISSIONS" means the securities commissions or similar regulatory authorities in the applicable provinces of Canada;

      "SHARE PURCHASE WARRANTS" means the common share purchase warrants issued hereunder entitling the holders thereof to purchase Common Shares on the basis of one Common Share for each whole Share Purchase Warrant upon payment of the Exercise Price; provided that in each case the number and/or class of shares or securities receivable on the exercise of the Share Purchase Warrants may be subject to increase or decrease or change in accordance with the terms and provisions hereof;

      "SHAREHOLDER" means an owner of record of one or more Common Shares or shares of any other class or series of the Company;

      "SUBJECT SECURITIES" means the Common Shares issuable upon exercise of the Warrants and the Common Shares or other securities or property issuable upon the exercise of the Warrants as a result of any adjustment to the subscription rights pursuant to Article 2 hereof;

      "SUBSIDIARY OF THE COMPANY" or "SUBSIDIARY" means a corporation, a majority of the outstanding voting shares of which is owned, directly or indirectly, by the Company or by one or more subsidiaries of the Company and, as used in this definition, "voting shares" means shares of a class or classes ordinarily entitled to vote for the election of the majority of the directors of a corporation irrespective of whether or not shares of any other class or classes shall have or might have the right to vote for directors by reason of the happening of any contingency;

      "THIS WARRANT INDENTURE", "THIS INDENTURE", "HEREIN", "HEREBY", and similar expressions mean and refer to this Warrant Indenture and any indenture, deed or instrument supplemental or ancillary hereto; and the expressions "ARTICLE",

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                                      -5-

      "SECTION" or "SUBSECTION" followed by a number or letter mean and refer to the specified Article, section or subsection of this indenture;

      "TIME OF EXPIRY" means, in respect of a Warrant, 5:00 p.m. (local time in the Cities of Vancouver, British Columbia, Calgary, Alberta, and Toronto, Ontario as applicable, where this certificate is surrendered) on the the date which is eighteen (18) months from the Closing Date;

      "TSX-V" means the TSX Venture Exchange and shall include for greater certainty, such other Canadian exchange on which the Common Shares are listed and which forms the primary trading market for such shares;

      "TRADING DAY" means a day on which the TSX-V (or such other exchange on which the Common Shares are listed and which forms the primary trading market for such shares) is open for trading, and if the Common Shares are not listed on a stock exchange, a day on which an over-the-counter market where such shares are traded is open for business;

      "TRANSFER AGENT" means the transfer agent or agents for the time being of the Common Shares;

      "U.S. PERSON" means a U.S. person as that term is defined in Regulation S;

      "U.S. SECURITIES ACT" means the United States Securities Act of 1933, as amended, of the United States;

      "UNITED STATES" means the United States as that term is defined in Regulation S;

      "WARRANT AGENT" means Computershare Trust Company of Canada, a trust company existing under the laws of Canada, or any lawful successor thereto including through operation of section 8.8;

      "WARRANT CERTIFICATES" means the certificates representing the Warrants substantially in the form attached as Schedule "A" hereto or such other form as may be approved under section 2.6, evidencing Warrants;

      "WARRANTHOLDERS" or "HOLDERS" means the persons whose names are entered for the time being in the register maintained pursuant to section 2.8;

      "WARRANTHOLDERS' REQUEST" means an instrument, signed in one or more counterparts by Warrantholders entitled to acquire, in the aggregate, at least 25% of the aggregate number of all Warrants then outstanding, which requests the Warrant Agent to take some action or proceeding specified therein;

      "WARRANTS" means the Share Purchase Warrants; and

      "WRITTEN ORDER OF THE COMPANY", "WRITTEN REQUEST OF THE COMPANY", "WRITTEN CONSENT OF THE COMPANY", "CERTIFICATE OF THE COMPANY" and any other

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                                      -6-

      document required to be signed by the Company, means, respectively, a written order, request, consent, certificate or other document signed in the name of the Company by any officer and director of the Company, and may consist of one or more instruments so executed.

1.2   Words Importing the Singular

            Unless elsewhere otherwise expressly provided or unless the context otherwise requires, words importing the singular include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

1.3   Interpretation not Affected by Headings

            The division of this indenture into Articles, sections, subsections and paragraphs, the provision of a table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this indenture.

1.4   Day not a Business Day

            In the event that any day on or before which any action is required or permitted to be taken hereunder is not a business day, then such action shall be required or permitted to be taken on or before the requisite time on the next succeeding day that is a business day.

1.5   Time of the Essence

            Time shall be of the essence in all respects in this indenture, the Warrants and the Warrant Certificates.

1.6   Governing Law

            This indenture, the Warrants and the Warrant Certificates shall be construed and enforced in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein and shall be treated in all respects as British Columbia contracts.

1.7   Meaning of "outstanding" for Certain Purposes

            Every Warrant represented by a Warrant Certificate certified and delivered by the Warrant Agent hereunder shall be deemed to be outstanding until it shall be cancelled or delivered to the Warrant Agent for cancellation or until the Time of Expiry; provided that where a new Warrant Certificate has been issued pursuant to section 2.6 hereof to replace one which is lost, mutilated, stolen or destroyed, the Warrants represented by only one of such Warrant Certificates shall be counted for the purpose of determining the aggregate number of Warrants outstanding.

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                                      -7-

1.8   Currency

            Unless otherwise stated, all dollar amounts referred to in this indenture are in Canadian dollars.

1.9   Termination

            This indenture shall continue in full force and effect until the earlier of: (a) the Time of Expiry; and (b) the date that no Warrants are outstanding hereunder; provided that this indenture shall continue in effect thereafter, if applicable, until the Company and the Warrant Agent have fulfilled all of their respective obligations under this indenture.

                                    ARTICLE 2

                                ISSUE OF WARRANTS

2.1   Issue of Warrants

            A total of 2,027,500 Share Purchase Warrants entitling the registered holders thereof to acquire an aggregate of 2,027,500 Common Shares are hereby created and authorized to be issued hereunder at the Exercise Price upon the terms and conditions herein set forth and shall be executed by the Company and certified by or on behalf of the Warrant Agent upon the written order of the Company and delivered by the Company in accordance with sections
2.3 and 2.4.

2.2   Form and Terms of Warrants

      (1) The Warrant Certificates for the Warrants shall be substantially in the form attached as Schedule "A" hereto, subject to the provisions of this indenture, with such additions, variations and changes as may be required or permitted by the terms of this Indenture, and which may from time to time be agreed upon by the Warrant Agent and the Company, and shall have such legends, distinguishing letters and numbers as the Company may, with the approval of the Warrant Agent, prescribe. Except as hereinafter provided in this Article 2, all Share Purchase Warrants shall, save as to denominations, be of like tenor and effect. The Warrant Certificates may be engraved, printed, lithographed, photocopied or be partially in one form or another, as the Company may determine. No change in the form of the Warrant Certificate shall be required by reason of any adjustment made pursuant to this Article 2 in the number and/or class of securities or type of securities which may be acquired pursuant to the Warrants.

      (2) Each Warrant authorized to be issued hereunder shall entitle the registered holder thereof to acquire (subject to sections 2.12 and 2.13) upon due exercise and upon the due execution of the subscription form endorsed on the reverse side of the Warrant Certificate or other instrument of subscription in such form as the Warrant Agent and/or the Company may from time to time prescribe and upon payment of the Exercise Price, one Common Share or such other kind and amount of shares or securities or property, calculated pursuant to the provisions of sections
2.12 and 2.13, as the case may be, at any time after the date of issuance of such Warrants and prior to the Time of Expiry, in accordance with the provisions of this indenture.

      (3) Fractional Warrants shall not be issued or otherwise provided for.

2.3   Signing of Warrant Certificates

            The Warrant Certificates shall be signed by any one of the directors or officers of the Company and may, but need not be under the corporate seal of the Company or a reproduction thereof. The signature of any such director or officer may be mechanically reproduced in facsimile and Warrant Certificates bearing such facsimile signatures shall be binding upon the Company as if they had been manually signed by such director or officer. Notwithstanding that the person whose manual or facsimile signature appears on any Warrant Certificate as a director or officer may no longer hold office at the date of issue of the Warrant Certificate or at the date of certification or delivery thereof, any Warrant Certificate signed as aforesaid shall, subject to section 2.4 be valid and binding upon the Company and the registered holder thereof will be entitled to the benefits of this indenture.

2.4   Certification by the Warrant Agent

      (1) No Warrant Certificate shall be issued or, if issued, shall be valid for any purpose or entitle the registered holder to the benefit hereof or thereof until it has been certified by manual signature by or on behalf of the Warrant Agent and such certification by the Warrant Agent upon any Warrant Certificate shall be conclusive evidence as against the Company that the Warrant Certificate so certified has been duly issued hereunder and the holder is entitled to the benefits hereof.

      (2) The certification of the Warrant Agent on the Warrant Certificates issued hereunder shall not be construed as a representation or warranty by the Warrant Agent as to the validity of this indenture or the Warrants (except the due certification thereof) and the Warrant Agent shall in no respect be liable or answerable for the use made of the Warrants or any of them or of the consideration therefor except as otherwise specified herein.

2.5   Warrantholder not a Shareholder, etc.

            Nothing in this indenture or the holding of a Warrant evidenced by a Warrant Certificate shall be construed as conferring upon a Warrantholder any right or interest whatsoever as a Shareholder, including but not limited to the right to vote at, to receive notice of, or to attend meetings of shareholders or any other proceedings of the Company, nor entitle the holder to any right or interest in respect thereof except as herein and in the Warrants expressly provided.

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                                      -9-

2.6   Issue in Substitution for Lost Warrant Certificates

      (1) In the event that any Warrant Certificates issued and certified under this indenture shall become mutilated or be lost, destroyed or stolen, the Company, subject to applicable law, and subsection 2.6(2), shall issue and thereupon the Warrant Agent shall certify and deliver a new Warrant Certificate of like denomination, date and tenor as the one mutilated, lost, destroyed or stolen in exchange for, in place of and upon cancellation of such mutilated Warrant Certificate, or in lieu of and in substitution for such lost, destroyed or stolen Warrant Certificate, and the substituted Warrant Certificate shall be in a form approved by the Warrant Agent and Warrants evidenced by it will entitle the holder thereof to the benefits hereof and shall rank equally in accordance with its terms with all other Warrant Certificates issued or to be issued hereunder.

      (2) The applicant for the issue of a new Warrant Certificate pursuant to this section 2.6 shall bear the cost of the issue thereof and in the case of mutilation shall as a condition precedent to the issue thereof, deliver to the Warrant Agent the mutilated Warrant Certificate, and in the case of loss, destruction or theft shall, as a condition precedent to the issue thereof, furnish to the Company and to the Warrant Agent such evidence of ownership and of the loss, destruction or theft of the Warrant Certificate so lost, destroyed or stolen as shall be satisfactory to the Company and to the Warrant Agent in their sole discretion, and such applicant shall be required to furnish an indemnity or security in amount and form satisfactory to the Company and the Warrant Agent in their sole discretion and shall pay the reasonable charges of the Company and the Warrant Agent in connection therewith.

2.7   Warrants to Rank Pari Passu

            Except as specifically provided in subsections 2.2(3) and 2.12(5) hereof, all Warrants shall rank pari passu, whatever may be the actual date of issue or the class of same.

2.8   Registration and Transfer of Warrants

      (1) The Company will cause to be kept by the Warrant Agent at the principal stock transfer offices of the Warrant Agent in the cities of Vancouver, British Columbia, Calgary, Alberta and Toronto, Ontario:

            (a) a register of holders in which shall be entered in alphabetical order the names and addresses of the holders of Warrants and particulars of the Warrants held by them and the Warrant Agent shall be entitled to rely on such register in connection with the exchange, transfer, exercise or deemed exercise of any Share Purchase Warrant or Share Purchase Warrants pursuant to the terms of this indenture or the terms thereof; and

            (b) a register of transfers in which all transfers of Warrants and the date and other particulars of each such transfer shall be entered.

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                                      -10-

      (2) No transfer of any Warrant will be valid unless entered on the register of transfers referred to in subsection 2.8(1) hereof, upon surrender to the Warrant Agent of the Warrant Certificate evidencing such Warrant, and a duly completed and executed Transfer of Warrants form attached to the Warrant Certificate executed by the registered holder or his executors, administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form and execution satisfactory to the Warrant Agent, and, upon compliance with such requirements and such other reasonable requirements as the Warrant Agent may prescribe, such transfer will be recorded on the register of transfers by the Warrant Agent.

      (3) The transferee of any Warrant will, after surrender to the Warrant Agent of the Warrant Certificate evidencing such Warrant as required by subsection 2.8(2) hereof and upon compliance with all other conditions in respect thereof required by this indenture or by law, be entitled to be entered on the register of holders referred to in subsection 2.8(1) hereof, as the owner of such Warrant free from all equities or rights of set-off or counterclaim between the Company and the transferor or any previous holder of such Warrant, except in respect of equities of which the Company is required to take notice by statute or by order of a court of competent jurisdiction.

      (4) The Company will be entitled, and may direct the Warrant Agent, to refuse to recognize any transfer, or enter the name of any transferee, of any Warrant on the registers referred to in subsection 2.8(1) hereof, if such transfer would constitute a violation of the securities laws of any jurisdiction or the rules, regulations or policies of any regulatory authority having jurisdiction. The Warrant Agent is entitled to assume compliance with all applicable securities legislation unless otherwise notified in writing by the Company. No duty shall rest with the Warrant Agent to determine compliance of the transferee or transferor of any Warrant with applicable securities legislation.

      (5) Any Warrant Certificate issued to a transferee in transfers contemplated by this section 2.8 shall bear the appropriate legends as set forth in subsections 2.20 (1) and (2).

      (6) If a Warrant Certificate tendered for transfer bears the legend set forth in section 2.20(1), the Warrant Agent shall not register such transfer unless the transferor has provided the Warrant Agent with the Warrant Certificate and: (A) an effective registration statement under the U.S. Securities Act and applicable United States state securities laws covering any such transaction has been filed, or (B) the Company has received an acceptable legal opinion stating that such transaction is exempt from registration, or (C) the Company otherwise satisfies itself that such transaction is exempt from registration.

      (7) If a Warrant Certificate tendered for transfer does not bear the legend set forth in section 2.20(1) and such transfer is not otherwise exempt, the Warrant Agent shall not register such transfer unless the transferor has provided the Warrant Agent with the Warrant Certificate and a duly executed and completed Transfer of Warrants form attached to the Warrant Certificate, and the offer of the securities being transferred was made to a person not in the United States and that is not a U.S. Person.

2.9   Registers Open for Inspection

            The registers referred to in subsection 2.8(1) shall be open at all reasonable times during business hours on a business day for inspection by the Company, the Warrant Agent or any Warrantholder. The Warrant Agent shall, from time to time when requested to do so in writing by the Company, furnish the Company with a list of the names and addresses of holders of Warrants entered in the register of holders kept by the Warrant Agent and showing the number of Subject Securities which might then be acquired upon the exercise of the Warrants held by each such holder.

2.10  Exchange of Warrants

      (1) Warrant Certificates may, upon compliance with the reasonable requirements of the Warrant Agent, be exchanged for Warrant Certificates in any other authorized denomination representing in the aggregate an equal number of Warrants as the number of Warrants represented by the Warrant Certificates being exchanged. The Company shall sign and the Warrant Agent shall certify, in accordance with sections 2.3 and 2.4, all Warrant Certificates necessary to carry out the exchanges contemplated herein.

      (2) Warrant Certificates may be exchanged only at the principal stock transfer offices of the Warrant Agent in the cities of Vancouver, British Columbia, Calgary, Alberta and Toronto, Ontario or at any other place that is designated by the Company with the approval of the Warrant Agent. Any Warrant Certificates tendered for exchange shall be surrendered to the Warrant Agent and cancelled.

      (3) Except as otherwise herein provided, the Warrant Agent may charge Warrantholders requesting an exchange a reasonable sum for each Warrant Certificate issued; and payment of such charges and reimbursement of the Warrant Agent or the Company for any and all taxes or governmental or other charges required to be paid shall be made by the party requesting such exchange as a condition precedent to such exchange.

2.11  Ownership of Warrants

            The Company and the Warrant Agent and their respective agents may deem and treat the holder of any Warrant Certificate as the absolute owner of that Warrant represented thereby for all purposes and the Company and the Warrant Agent and their respective agents shall not be affected by any notice or knowledge to the contrary. The holder of any Warrant shall be entitled to the rights evidenced by that Warrant free from all equities or rights of set-off or counterclaim between the Company and the original or any intermediate holder thereof and all persons may act accordingly and the receipt from any holder for the Common Shares or monies obtainable pursuant thereto shall be a good discharge to the Company and the Warrant Agent for the same and neither the Company nor the Warrant Agent shall be bound to inquire into the title of any holder.

2.12  Adjustment of Exchange Basis

            The Exchange Basis shall be subject to adjustment from time to time in the events and in the manner provided as follows:

      (1) If and whenever at any time after the date hereof and prior to the Time of Expiry the Company shall:

            (a) issue Common Shares or securities exchangeable for or convertible into Common Shares to all or substantially all the holders of the Common Shares as a stock dividend or other distribution (other than as a Dividend Paid in the Ordinary Course or a distribution of Common Shares upon exercise of the Warrants or pursuant to the exercise of directors, officers or employee stock options granted under stock option plans of the Company), or

            (b) subdivide, redivide or change its then outstanding Common Shares into a greater number of shares, or

            (c) reduce, combine or consolidate its then outstanding Common Shares into a lesser number of shares,

            (any of such events in these clauses (a), (b) or (c) being called a "COMMON SHARE REORGANIZATION"), then the Exchange Basis in effect on the effective date of such subdivision or consolidation, or on the record date of such stock dividend or other distribution, as the case may be, shall be adjusted by multiplying the Exchange Basis in effect immediately prior to such effective or record date by a fraction: (i) the numerator of which shall be the total number of Common Shares outstanding on such date immediately after giving effect to such Common Share Reorganization (including, in the case where securities exchangeable for or convertible into Common Shares are distributed, the number of Common Shares that would have been outstanding had such securities been exchanged for or converted into Common Shares on such record date, assuming in any case where such securities are not then convertible or exchangeable but subsequently become so, that they were convertible or exchangeable on the record date on the basis upon which they first become convertible or exchangeable), and (ii) the denominator of which shall be the total number of Common Shares outstanding on such date before giving effect to such Common Share Reorganization. The resulting product, adjusted to the nearest 1/100th, shall thereafter be the Exchange Basis until further adjusted as provided in this Article 2.

      (2) If and whenever at any time after the date hereof and prior to the Time of Expiry, the Company fixes a record date for the distribution to all or substantially all of the holders of Common Shares of rights, options or warrants entitling them for a period expiring not more than 45 days after such record date (the "RIGHTS PERIOD"), to subscribe for or purchase Common Shares, or securities exchangeable for or convertible into Common Shares, at a price per share to the holder (or at an exchange or conversion price per share) of less than 95% of the Current Market Price for the Common Shares on such record date (any of such events being called a "RIGHTS OFFERING"), then the Exchange Basis shall be adjusted effective immediately after such record date for the Rights Offering by multiplying the Exchange Basis in effect immediately prior to such record date by a fraction:

            (a) the numerator of which shall be the number of Common Shares which would be outstanding after giving effect to the Rights Offering (assuming the exercise of all of the rights, warrants or options under the Rights Offering and assuming the exchange or conversion into Common Shares of all exchangeable or convertible securities issued upon exercise of such rights, warrants or options, if any), and

            (b)   the denominator of which shall be the aggregate of:

                  (i) the total number of Common Shares outstanding as of the record date for the Rights Offering, and

                  (ii)  a number of Common Shares arrived at by dividing

                        (A) the amount equal to the aggregate consideration payable on the exercise of all of the rights, warrants and options under the Rights Offering plus the aggregate consideration, if any, payable on the exchange or conversion of the exchangeable or convertible securities issued upon exercise of such rights, warrants or options (assuming the exercise of all rights, warrants and options under the Rights Offering and assuming the exchange or conversion of all exchangeable or convertible securities issued upon exercise of such rights, warrants and options);

                         by

                        (B) the Current Market Price of the Common Shares as of the record date for the Rights Offering.

The resulting product, adjusted to the nearest 1/100th, shall thereafter be the Exchange Basis until further adjusted in accordance with this Article 2. Any Common Shares owned by or held for the account of the Company or any of its subsidiaries or a partnership in which the Company is directly or indirectly a party to will be deemed not to be outstanding for the purpose of any computation. If, at the date of expiry of the rights, options or warrants subject to the Rights Offering, less than all the rights, options or warrants have been exercised, then the Exchange Basis shall be readjusted effective immediately after the date of expiry to the Exchange Basis which would have been in effect on the date of expiry if only the rights, options or warrants issued had been those exercised. If at the date of expiry of the rights of exchange or conversion of any securities issued pursuant to the Rights Offering less than all of such securities have been exchanged or converted into Common Shares, then the Exchange Basis shall be readjusted effective immediately after the date of expiry to the Exchange Basis which would have been in effect on the date of expiry if only the exchangeable or convertible securities issued had been those securities actually exchanged for or converted into Common Shares.

      (3) If and whenever at any time after the date hereof and prior to the Time of Expiry the Company shall fix a record date for the issue or distribution to all or substantially all the holders of its outstanding Common Shares of:

            (a)   shares of the Company of any class other than Common Shares;
                  or

            (b) rights, options or warrants to acquire Common Shares or securities exchangeable for or convertible into Common Shares; or

            (c)   evidences of indebtedness; or

            (d)   cash, securities or any property or other assets,

and if such issuance or distribution does not constitute a Dividend Paid in the Ordinary Course, a Common Share Reorganization or a Rights Offering (any of such non-excluded events being herein called a "SPECIAL Distribution"), the Exchange Basis shall be adjusted effective immediately after the record date for the Special Distribution by multiplying the Exchange Basis in effect on such record date by a fraction:

                  (i) the numerator of which shall be the number of Common Shares outstanding on such record date multiplied by the Current Market Price of the Common Shares on such record date, and

                  (ii)  the denominator of which shall be:

                        (A) the product of the number of Common Shares outstanding on such record date and the Current Market Price of the Common Shares on such record date, less

                        (B) the fair market value, as determined by action by the directors acting reasonably and in good faith (whose determination shall be conclusive), to the holders of the Common Shares of the shares, rights, options, warrants, evidences or indebtedness or property or other assets issued or distributed in the Special Distribution, provided that no such adjustment shall be made if the result of such adjustment would be to decrease the Exchange Basis in effect immediately before such record date. The resulting product, adjusted to the nearest 1/100th, shall thereafter be the Exchange Basis until further adjusted as provided in this Article 2. Any shares owned by or held for the account of the Company or its subsidiaries or a partnership of which the Company is directly or indirectly a party to shall be deemed not to be outstanding for the purpose of any such computation.

      (4) If and whenever at any time after the date hereof and prior to the Time of Expiry there shall be a reclassification of Common Shares at any time outstanding or change of the Common Shares into other shares or into other securities (other than a Common Share Reorganization), or a consolidation, amalgamation or merger of the Company with or into any other corporation or other entity (other than a consolidation, amalgamation or merger which does not result in any reclassification of the outstanding Common Shares or a change of the Common Shares into other shares), or a transfer (other than to a Subsidiary) of the undertaking or assets of the Company as an entirety or substantially as an entirety to another corporation or other entity (any of such events being herein called a "CAPITAL REORGANIZATION"), any Warrantholder who thereafter shall exercise his right to receive Common Shares pursuant to Warrant(s) shall be entitled to receive, and shall accept in lieu of the number of Subject Securities to which such holder was theretofore entitled upon such exercise, the aggregate number of shares, other securities or other property which such holder would have been entitled to receive as a result of such Capital Reorganization if, on the effective date or record date thereof, as the case may be, the Warrantholder had been the registered holder of the number of Subject Securities to which such holder was theretofore entitled upon exercise. If appropriate, adjustments shall be made as a result of any such Capital Reorganization in the application of the provisions set forth in this Article 2 with respect to the rights and interests thereafter of Warrantholders to the end that the provisions set forth in this Article 2 shall thereafter correspondingly be made applicable as nearly as may reasonably be in relation to any shares, other securities or other property thereafter deliverable upon the exercise of any Warrant. Any such adjustment shall be made by and set forth in an indenture supplemental hereto approved by the directors pursuant to the provisions of this indenture and shall for all purposes be conclusively deemed to be an appropriate adjustment.

      (5) Forthwith upon the occurrence of any of the events referred to in the preceding subsections above, the Company shall:

            (a) file with the Warrant Agent a certificate of the Company specifying the required adjustment; and

            (b)   give notice to the Warrantholders of the required adjustment.

      (6) Any adjustment to the Exchange Basis as set forth herein shall also include a corresponding adjustment to the Exercise Price which shall be calculated by multiplying the Exercise Price by a fraction: (i) the numerator of which shall be the

Exchange Basis prior to the adjustment, and (ii) the denominator of which shall be the Exchange Basis after the adjustment.

2.13  Rules Regarding Calculation of Adjustment of Exchange Basis

            For the purposes of section 2.12:

      (1) The adjustments provided for in section 2.12 shall be cumulative and such adjustments shall be made successively whenever an event referred to therein shall occur, subject to the following subsections of this section 2.13.

      (2) If the purchase price provided for in any Rights Offering (the "RIGHTS OFFERING PRICE") is decreased, the Exchange Basis shall forthwith be changed so as to increase the Exchange Basis to such Exchange Basis as would have been obtained had the adjustment to the Exchange Basis made pursuant to subsection 2.12(2) upon the issuance of such Rights Offering been made upon the basis of the Rights Offering Price as so decreased, provided that the provisions of this subsection shall not apply to any decrease in the Rights Offering Price resulting from provisions in any such Rights Offering designed to prevent dilution if the event giving rise to such decrease in the Rights Offering Price itself requires an adjustment to the Exchange Basis pursuant to the provisions of section 2.12.

      (3) No adjustment in the Exchange Basis shall be required unless such adjustment would result in a change of at least one-one hundredth of a Common Share based on the prevailing Exchange Basis provided, however, that any adjustments which, except for the provisions of this subsection would otherwise have been required to be made, shall be carried forward and taken into account in any subsequent adjustment.

      (4) No adjustment in the Exchange Basis shall be made in respect of any event described in section 2.12, other than the events referred to in paragraphs
(b) and (c) of subsection (1) thereof, if Warrantholders are entitled to participate in such event on the same terms, mutatis mutandis, as if Warrantholders had exercised their Warrants prior to or on the effective date or record date of such event, any such participation being subject to regulatory approval.

      (5) No adjustment in the Exchange Basis shall be made pursuant to section
2.12 in respect of the issue from time to time of Common Shares purchasable on exercise of the Warrants or in respect of the issue from time to time of a Dividend Paid in the Ordinary Course of Common Shares to holders of Common Shares who exercise an option or election to receive substantially equivalent dividends in Common Shares in lieu of receiving a cash dividend, and any such issue shall be deemed not to be a Common Share Reorganization.

      (6) If a dispute shall at any time arise with respect to adjustments provided for in section 2.12, such dispute shall, absent manifest error, be conclusively determined by the Company's Auditors, or if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by the directors and any further determination, absent manifest error, shall be binding upon the Company, the Warrant Agent and the Warrantholders.

      (7) If the Company shall set a record date to determine the holders of the Common Shares for the purpose of entitling them to receive any dividend or distribution or any subscription or purchase rights and shall, thereafter and before the distribution to such shareholders of any such dividend, distribution, or subscription or purchase rights, legally abandon its plan to pay or deliver such dividend, distribution, or subscription or purchase rights, then no adjustment in the Exchange Basis shall be required by reason of the setting of such record date.

      (8) In the absence of a resolution of the directors fixing a record date for a Rights Offering or Special Distribution, the Company shall be deemed to have fixed as the record date therefor the date on which the Rights Offering or Special Distribution is effected.

      (9) As a condition precedent to the taking of any action which would require any adjustment in any of the subscription rights pursuant to any of the Warrants, including the Exchange Basis, the Company shall take any corporate action which may, in the opinion of counsel, be necessary in order that the Company have unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all the shares or other securities which all the holders of such Warrants are entitled to receive on the exercise of all the subscription rights attaching thereto in accordance with the provisions thereof.

      (10) In case the Company, after the date hereof, shall take any action affecting any Common Shares, other than action described in section 2.12, which in the opinion of the directors acting reasonably and in good faith would materially affect the rights of Warrantholders, the Exchange Basis shall be adjusted in such manner, if any, and at such time, as the directors, in their sole discretion acting reasonably and in good faith, may reasonably determine to be equitable in the circumstances. Failure of the taking of action by the directors so as to provide for an adjustment in the Exchange Basis prior to the effective date of any action by the Company affecting the Common Shares shall be conclusive evidence that the directors have determined that it is equitable to make no adjustment in the circumstances.

      (11) The Warrant Agent shall be entitled to act and rely on any adjustment calculations by the Company or the Company's Auditors.

2.14  Postponement of Subscription

            In any case where the application of section 2.12 results in an increase in the number of Subject Securities which are issuable upon exercise of the Warrants taking effect immediately after the record date for a specific event, if any Warrant is exercised after that record date and prior to completion of the event, the Company may postpone the issuance to the holder of the Warrant of the Subject Securities to which he is entitled by reason of such adjustment but such Subject Securities shall be so issued and delivered to that holder upon completion of that event, with the number of such Subject Securities calculated on the basis of the number of Subject Securities on the date that the Warrant was exercised adjusted for completion of that event and the Company shall deliver to the person or persons in whose name or names the Subject Securities are to be issued an appropriate instrument evidencing the right of such person or persons to receive such Subject Securities and the right to receive any dividends or other distributions which, but for the provisions of this section, such person or persons would have been entitled to receive in respect of such Subject Securities from and after the date that the Warrant was exercised in respect thereof.

2.15  Notice of Adjustment

      (1) At least 14 days prior to the effective date or record date, as the case may be, of any event which requires or might require adjustment pursuant to section 2.12, the Company shall:

            (a) file with the Warrant Agent a certificate of the Company specifying the particulars of such event (including the record date or the effective date for such event) and, if determinable, the required adjustment and the computation of such adjustment; and

            (b) give notice to the Warrantholders of the particulars of such event (including the record date or the effective date for such event) and, if determinable, the required adjustment.

      (2) In case any adjustment for which a notice in subsection 2.15(1) has been given is not then determinable, the Company shall promptly after such adjustment is determinable:

            (a)   file with the Warrant Agent a computation of such adjustment;
                  and

            (b)   give notice to the Warrantholders of the adjustment.

      (3) The Warrant Agent may, absent manifest error, act and rely upon certificates and other documents filed by the Company pursuant to this section for all purposes of the adjustment.

2.16  No Action after Notice

            The Company covenants with the Warrant Agent that it will not take any other corporate action which might deprive the holder of a Warrant of the opportunity of exercising the rights of acquisition pursuant thereto during the period of 14 days after the giving of the notice set forth in subparagraph
(1)(b) of section 2.15 hereof;

2.17  Purchase of Warrants for Cancellation

            The Company may, at any time and from time to time, purchase Warrants by invitation for tender, by private contract or otherwise (which shall include a purchase through an investment dealer or firm holding membership on a Canadian stock exchange) on such terms as the Company may determine. All Warrants purchased pursuant to the provisions of this section 2.17 shall be forthwith delivered to, cancelled and destroyed by the Warrant Agent and shall not be reissued. If required by the Company, the Warrant Agent shall furnish the Company with a certificate as to such destruction.

2.18  Optional Purchases by the Company

            Subject to applicable law, the Company may from time to time purchase on any stock exchange, in the open market, by private agreement or otherwise any of the Warrants. Any such purchase shall be made at the lowest price or prices at which, in the opinion of the board of directors, such Warrants are then obtainable, plus reasonable costs of purchase, and may be made in such manner, from such persons, and on such other terms as the Company in its sole discretion may determine. The Warrant Certificates representing the Warrants purchased pursuant to this section 2.18 shall forthwith be delivered to and cancelled by the Warrant Agent.

2.19  Protection of Warrant Agent

            The Warrant Agent shall not:

            (a) at any time be under any duty or responsibility to any registered holder of Warrants to determine whether any facts exist which may require any adjustment contemplated by this
                  Article 2, nor to verify the nature and extent of any such adjustment when made or the method employed in making the same;

            (b) be accountable with respect to the validity or value or the kind or amount of any Subject Securities which may at any time be issued or delivered upon the exercise of the Warrants;

            (c) be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver the Subject Securities or certificates evidencing the same upon the surrender of any Warrants for the purpose of the exercise of such rights or to comply with any of the covenants contained in this Article 2; or

            (d) incur any liability or responsibility whatsoever or be in any way responsible for the consequence of any breach on the part of the Company of any of the representations, warranties or covenants of the Company or any acts or deeds of the agents or servants of the Company.

2.20  Legended Warrant Certificates

      (1)   (a)   The Warrant Agent understands and acknowledges that the
                  Warrants and the Common Shares issuable upon the exercise of the Warrants have not been, and will not be, registered under the U.S. Securities Act.

            (b) Each certificate representing the Warrants originally issued to a U.S. Person, or a person in the United States, or a person for the account or benefit of a U.S. Person or a person in the United States, as well as all certificates issued in exchange for or in substitution of the foregoing securities, until such time as the same is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws, shall bear a legend on the face of such certificate, to the following effect:

                  "THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY
                  (A) TO THE COMPANY, OR (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT.";

                  provided, that if Warrants or such Common Shares are being sold in compliance with the requirements of Regulation S of the U.S. Securities Act and in compliance with Canadian local laws and regulations, any such legend may be removed by providing a declaration to the Company's registrar and transfer agent to the effect set forth in Schedule "C" hereto. The Warrant Agent shall, upon receipt of the executed form of "Declaration for Removal of Legend" as set forth in Schedule "C" hereto, issue a new certificate within three business days thereof;

            (c) If a Warrant Certificate or Common Share certificate issued with respect to an exercise of Warrants is tendered for transfer and bears the legend set forth in paragraph 2.20(1)(b) hereof and the holder thereof has not obtained the prior written consent of the Company, the Warrant Agent or the registrar and transfer agent of the Common Shares, as the case may be, shall not register such transfer unless the holder complies with the requirements of the said paragraph 2.20(1)(b) hereof;

            (d) If a Warrant Certificate or Common Share certificate issued with respect to an exercise of Warrants is tendered for transfer and does not bear the legend set forth in paragraph 2.20(1)(b) hereof, the

                  Warrant Agent or the registrar and transfer agent of the Common Shares, as the case may be, shall not register such transfer if it has reason to believe that the transferee is a U.S. Person, is in the United States or is acquiring the Warrants evidenced thereby for the account or benefit of a U.S. Person or a person in the United States.

      (2) Each Warrant Certificate originally issued to every Purchaser, as well as all certificates issued in exchange for or in substitution of the Warrant Certificates, unless such exchange or substitution shall occur subsequent to the that date that prior to April 13, 2006, shall bear the following legend (with the necessary information inserted):

                  "UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE APRIL 13, 2006< "

                  "WITHOUT PRIOR WRITTEN APPROVAL OF THE TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE OF THE WARRANTS MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL APRIL 13, 2006

provided that, if at any time, in the opinion of counsel to the Company, such legends are no longer necessary or advisable under any such securities laws, or the holder of any such legended certificate, at the holder's expense, provides the Company with evidence satisfactory in form and substance to the Company (which may include an opinion of counsel satisfactory to the Company) to the effect that such legends are not required such legended certificate may thereafter be surrendered to the Company in exchange for a certificate which does not bear such legend.

                                    ARTICLE 3

                              EXERCISE OF WARRANTS

3.1   Method of Exercise of Warrants

      (1) The registered holder of any Warrant may exercise the rights thereby conferred on him to acquire all or any part of the Subject Securities to which such Warrant entitles the holder, by surrendering the Warrant Certificate representing such Warrants to the Warrant Agent at any time on or before the Time of Expiry at its principal stock transfer offices in the Cities of Vancouver, British Columbia, Calgary, Alberta, or Toronto, Ontario (or at such other place or places as may be decided by the Company from time to time with the approval of the Warrant Agent), with a duly completed and executed subscription of the registered holder or his executors, or administrators or other legal representative or his attorney duly appointed by an instrument in writing in the form and manner satisfactory to the Warrant Agent, substantially in the form set out in Schedule "A" attached hereto specifying the number of Common Shares subscribed for together with a certified cheque, bank draft or money order in lawful money of Canada, payable to or to the order of the Company in an amount equal to the Exercise Price multiplied by the number of Subject Securities subscribed for. A Warrant Certificate with the duly completed and executed subscription and payment of the Exercise Price shall be deemed to be surrendered only upon personal delivery thereof to or, if sent by mail or other means of transmission, upon actual receipt thereof by the Warrant Agent.

      (2) Any subscription referred to in subsection 3.1(1) shall be signed by the Warrantholder, shall specify the person(s) in whose name such Subject Securities are to be issued, the address(es) of such person(s) and the number of Subject Securities to be issued to each person, if more than one is so specified. If any of the Subject Securities subscribed for are to be issued to a person(s) other than the Warrantholder, the signatures set out in the subscription referred to in subsection 3.1(1) shall be guaranteed by a Canadian chartered bank, a Canadian trust company or by a medallion signature guaranteed from a member of a recognized Signature Medallion Guarantee Program and the Warrantholder shall pay to the Company or the Warrant Agent all applicable transfer or similar taxes and the Company shall not be required to issue or deliver certificates evidencing Subject Securities unless or until such Warrantholder shall have paid to the Company or the Warrant Agent on behalf of the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid or that no tax is due.

      (3) If, at the time of exercise of the Warrants, in accordance with the provisions of subsection 3.1(1), there are any trading restrictions on the Subject Securities pursuant to applicable securities legislation or stock exchange requirements, the Company shall, on the advice of counsel, endorse any certificates representing the Subject Securities to such effect. The Warrant Agent is entitled to assume compliance with all applicable securities legislation unless otherwise notified in writing by the Company.

3.2   No Fractional Shares

            Under no circumstances shall the Company be obliged to issue any fractional Common Shares or any cash or other consideration in lieu thereof upon the exercise of one or more Warrants. To the extent that the holder of one or more Warrants would otherwise have been entitled to receive on the exercise or partial exercise thereof a fraction of a Common Share, that holder may exercise that right in respect of the fraction only in combination with another Warrant or Warrants that in the aggregate entitle the holder to purchase a whole number of Common Shares.

3.3   Effect of Exercise of Warrants

      (1) Upon compliance by the Warrantholder with the provisions of section 3.1, the Subject Securities subscribed for shall be deemed to have been issued and the person to whom such Subject Securities are to be issued shall be deemed to have become the holder of record of such Subject Securities on the Exercise Date unless the transfer registers of the Company for the Common Shares shall be closed on such date, in which case the Subject Securities subscribed for shall be deemed to have been issued and such person shall be deemed to have become the holder of record of such Subject Securities on the date on which such transfer registers are reopened.

      (2) Within three business days following the due exercise of a Warrant pursuant to section 3.1 and forthwith after the Time of Expiry, the Warrant Agent shall deliver to the Company a notice setting forth the particulars of all Warrants exercised, if any, and the persons in whose names the Subject Securities are to be issued (as applicable) and the addresses of such holders of the Subject Securities.

      (3) Within five business days of the due exercise of a Warrant pursuant to section 3.1, the Company shall mail to the person in whose name the Subject Securities so subscribed for are to be issued, as specified in the subscription completed on the Warrant Certificate, at the address specified in such subscription, or, if so specified in such subscription, a certificate or certificates for the Subject Securities to which the Warrantholder is entitled and, if applicable, shall cause the Warrant Agent to mail a Warrant Certificate representing any Warrants not then exercised.

      (4) In the event that the Warrants are exercised by any Warrantholder that is not a U.S. Person or a person in the United States prior to the date that is four months and one day after the Closing Date, the certificates evidencing the Common Shares shall bear the following legend (with the necessary information inserted):

                  "UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE APRIL 13, 2006"

                  " WITHOUT PRIOR WRITTEN APPROVAL OF THE TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE OF THE WARRANTS MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL APRIL 13, 2006

      (5) In the event that the Warrants are exercised by any Warrantholder that is a U.S. Person or a person in the United States, the certificates evidencing the Common Shares shall also bear the following legend:

                  "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT OR (C) WITHIN THE UNITED STATES IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS, AND THE SELLER HAS FURNISHED TO THE COMPANY AN OPINION TO SUCH EFFECT FROM COUNSEL OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE COMPANY PRIOR TO SUCH OFFER, SALE OR TRANSFER. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE GOOD DELIVERY IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. PROVIDED THAT THE COMPANY IS A "FOREIGN ISSUER" WITHIN THE MEANING OF REGULATION S AT THE TIME OF SALE, A NEW CERTIFICATE BEARING NO LEGEND MAY BE OBTAINED FROM THE COMPANY'S TRANSFER AGENT UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO THE TRANSFER AGENT AND THE COMPANY TO THE EFFECT THAT SUCH SALE IS BEING MADE IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT."

      (6) If at any time, in the opinion of counsel to the Company, such legends are no longer necessary or advisable under any such securities laws, or the holder of any such legended certificate, at the holder's expense, provides the Company with evidence satisfactory in form and substance to the Company (which may include an opinion of counsel satisfactory to the Company) to the effect that such legends are not required such legended certificate may thereafter be surrendered to the Company in exchange for a certificate which does not bear such legend.

3.4   Cancellation of Warrant Certificates

            All Warrant Certificates surrendered to the Warrant Agent pursuant to sections 2.6, 2.8(2), 2.10 or 3.1 shall be cancelled by the Warrant Agent and the Warrant Agent shall record the cancellation of such Warrant Certificates on the register of holders maintained by the Warrant Agent pursuant to subsection 2.8(1). The Warrant Agent shall, if required by the Company, furnish the Company with a certificate identifying the Warrant Certificates so cancelled. All Warrants represented by Warrant Certificates which have been duly cancelled shall be without further force or effect whatsoever.

3.5   Subscription for less than Entitlement

            The holder of any Warrant may subscribe for and purchase a whole number of Subject Securities which is less than the number which the holder is entitled to purchase pursuant to a surrendered Warrant Certificate. In such event, the holder thereof shall be entitled to receive a new Warrant Certificate in respect of the balance of Subject Securities which such holder was entitled to purchase pursuant to the surrendered Warrant Certificate and which were not then purchased, such new Warrant Certificate to contain the same legend as provided for in section 2.20, if applicable.

3.6   Expiration of Warrant

            After the Time of Expiry, all rights under any Warrant in respect of which the right of subscription and purchase herein and therein provided for shall not theretofore have been exercised shall wholly cease and terminate and such Warrant shall be void and of no effect.

3.7   Prohibition on Exercise by U.S. Persons; Exception

      (1) Subject to subsection 3.7(2), (i) Warrants may not be exercised within the United States or by or on behalf of any U.S. Person; and (ii) no Common Shares issued upon exercise of Warrants may be delivered to any address in the United States. The Warrant Agent shall be entitled to rely upon the registered address of the Warrantholder as set forth in such Warrantholder's subscription agreement for the purchase of the Warrants in determining whether the address is in the United States or is a U.S. Person.

      (2) Notwithstanding subsection 3.7(1), (i) Warrants which bear the legend set forth in subsection 2.20(1) may be exercised in the United States or by or on behalf of a U.S. Person; and (ii) Common Shares issued upon exercise of any such Warrants may be delivered to an address in the United States, provided that the person exercising the Warrants signs and delivers to the Warrant Agent a letter substantially in the form attached as Schedule "B" hereto and such Common Shares or new Warrants, if less than the entire amount of the Warrants held is exercised, are appropriately legended in accordance with the legend set forth in subsection 2.20(1).

                                    ARTICLE 4

                      COVENANTS FOR WARRANTHOLDERS' BENEFIT

4.1   General Covenants of the Company

            The Company covenants with the Warrant Agent for the benefit of the Warrant Agent and the Warrantholders that so long as any Warrants remain outstanding:

      (1) The Company will at all times maintain its existence and will carry on and conduct its business in a prudent manner in accordance with industry standards and good business practice, will keep or cause to be kept proper books of account in accordance with applicable law and will, if and whenever required in writing by the Warrant Agent, file with the Warrant Agent copies of all annual statements of the Company furnished to its shareholders during the term of this indenture.

      (2) The Company will use its best efforts to maintain the listing of the Common Shares on the TSX-V and to have the Common Shares issued pursuant to the exercise of the Purchase Warrants listed and posted for trading on the TSX-V as expeditiously as possible.

      (3) The Company will reserve and keep available a sufficient number of Subject Securities for issuance upon the exercise of Warrants issued by the Company.

      (4) The Company will cause the Subject Securities from time to time subscribed for pursuant to the Warrants issued by the Company hereunder, in the manner herein provided, to be duly issued in accordance with the Warrants and the terms hereof.

      (5) The Company will cause the certificates representing the Subject Securities from time to time to be acquired pursuant to the Warrants in the manner herein provided, to be duly issued and delivered in accordance with the Warrants and the terms hereof.

      (6) All Subject Securities that shall be issued by the Company upon exercise of the rights provided for herein shall be issued as fully paid and non-assessable common shares.

      (7) The Company will use its best efforts to maintain its status as a "reporting issuer" not in default of the requirements of in the Provinces of British Columbia and Alberta until the Time of Expiry and shall in a timely fashion file or deposit all documents and reports with the relevant Securities Commissions and similar regulatory authorities required to be filed or deposited under applicable securities legislation.

      (8) The Company will, upon request in writing from a Warrantholder, provide such Warrantholder with a copy of all of the financial statements of the Company mailed to the holders of the Common Shares after the date hereof and until the Warrants owned by such Warrantholder remain outstanding.

      (9) If the Company is a party to a transaction in which the Company is not the continuing corporation, the Company shall obtain all consents which may be necessary or appropriate under Canadian law to enable the continuing corporation to give effect to the Warrants.

      (10) Generally, the Company will well and truly perform and carry out all the acts and things to be done by it as provided in this indenture.

      (11) The Company will promptly advise the Warrant Agent and the Warrantholders in writing of any default under the terms of this indenture.

4.2   Securities Qualification Requirements

      (1) If, in the opinion of counsel, any instrument is required to be filed with, or any permission, order or ruling is required to be obtained from, any securities administrator or any other step is required under any federal or provincial law of Canada before the Subject Securities may be issued or delivered to a Warrantholder or resold by such Warrantholder, the Company covenants that it will use its best efforts to file such instrument, obtain such permission, order or ruling or take all such other actions, at its expense, as is required or appropriate in the circumstances.

      (2) The Company will give written notice of the issue of Subject Securities pursuant to the exercise of Warrants, in such detail as may be required, to each securities administrator in each jurisdiction in which there is legislation requiring the giving of any such notice.

4.3   Warrant Agent's Remuneration and Expenses

            The Company covenants that it will pay to the Warrant Agent from time to time reasonable remuneration for its services hereunder and will pay or reimburse the Warrant Agent upon its request for all reasonable expenses and disbursements of the Warrant Agent in the administration or execution of the trusts hereby created (including the reasonable compensation and the disbursements of its counsel and all other advisers, experts, accountants and assistants not regularly in its employ) both before any default hereunder and thereafter until all duties of the Warrant Agent hereunder shall be finally and fully performed, except any such expense or disbursement in connection with or related to or required to be made as a result of the gross negligence, wilful misconduct or bad faith of the Warrant Agent.

4.4   Performance of Covenants by Warrant Agent

            Subject to section 8.7, if the Company shall fail to perform any of its covenants contained in this indenture and the Company has not rectified such failure within 25 business days after receiving written notice from the Warrant Agent of such failure, the Warrant Agent may notify the Warrantholders of such failure on the part of the Company or may itself perform any of the said covenants capable of being performed by it, but shall be under no obligation to perform said covenants or to notify the Warrantholders. All reasonable sums expended or disbursed by the Warrant Agent in so doing shall be repayable as provided in section 4.3. No such performance, expenditure or advance by the Warrant Agent shall be deemed to relieve the Company of any default hereunder or of its continuing obligations under the covenants herein contained.

                                    ARTICLE 5

                                   ENFORCEMENT

5.1   Suits by Warrantholders

            Subject to section 6.10, all or any of the rights conferred upon a Warrantholder by the terms of the Warrants held by him and/or this indenture may be enforced by such Warrantholder by appropriate legal proceedings but without prejudice to the right that is hereby conferred upon the Warrant Agent to proceed in its own name to enforce each and all of the provisions herein contained for the benefit of the holders of the Warrants from time to time outstanding. The Warrant Agent shall also have the power at any time and from time to time to institute and to maintain such suits and proceedings as it may reasonably be advised shall be necessary or advisable to preserve and protect its interests and the interests of the Warrantholders.

            Subject to applicable law, the Warrant Agent and, by acceptance of the Warrant Certificate and as part of the consideration for the issue of the Warrants, the Warrantholders hereby waive and release any right, cause of action or remedy now or hereafter existing in any jurisdiction against any person in its capacity as an incorporator or any past, present or future shareholder, director, officer, employee or agent of the Company for the creation and issue of the shares pursuant to any warrant or any covenant, agreement, representation or warranty by the Company herein or contained in the Warrant Certificates.

5.2   Limitation of Liability

            The obligations hereunder (including without limitation under subsection 8.7(5)) are not personally binding upon, nor shall resort hereunder be had to, the private property of any of the past, present or future directors or shareholders of the Company or any of the past, present or future officers, employees or agents of the Company, but only the property of the Company (or any successor person) shall be bound in respect hereof.

                                    ARTICLE 6

                           MEETINGS OF WARRANTHOLDERS

6.1   Right to Convene Meetings

            The Warrant Agent may at any time and from time to time, and shall on receipt of a written request of the Company or of a Warrantholders' Request, convene a meeting of the Warrantholders provided that the Warrant Agent has been provided with sufficient funds and is indemnified to its reasonable satisfaction by the Company or by the Warrantholders signing such Warrantholders' Request against the costs, charges, expenses and liabilities which may be incurred in connection with the calling and holding of such meeting. If within 15 business days after the receipt of a written request of the Company or a Warrantholders' Request, funding and indemnity given as aforesaid the Warrant Agent fails to give the requisite notice specified in section 6.2 to convene a meeting , the Company or such Warrantholders, as the case may be, may convene such meeting. Every such meeting shall be held in the City of Vancouver, British Columbia, Calgary, Alberta or Toronto, Ontario or at such other place as may be approved or determined by the Warrant Agent.

6.2   Notice

            At least 14 days prior notice of any meeting of Warrantholders shall be given to the Warrantholders at the expense of the Company in the manner provided for in section 9.2 and a copy of such notice shall be delivered to the Warrant Agent unless the meeting has been called by it, and to the Company unless the meeting has been called by it. Such notice shall state the time and place of the meeting, the general nature of the business to be transacted and shall contain such information as is reasonably necessary to enable the Warrantholders to make a reasoned decision on the matter, but it shall not be necessary for any such notice to set out the terms of any resolution to be proposed or any of the provisions of this Article 6. The notice convening any such meeting may be signed by an appropriate officer of the Warrant Agent or of the Company or the person designated by such Warrantholders, as the case may be.

6.3   Chairman

            The Warrant Agent may nominate in writing an individual (who need not be a Warrantholder) to be chairman of the meeting and if no individual is so nominated, or if the individual so nominated is not present within 15 minutes after the time fixed for the holding of the meeting, the Warrantholders present in person or by proxy shall appoint an individual present to be chairman of the meeting. The chairman of the meeting need not be a Warrantholder.

6.4   Quorum

            Subject to the provisions of section 6.11, at any meeting of the Warrantholders a quorum shall consist of two Warrantholders present in person or represented by proxy and representing at least 25% of the aggregate number of Warrants then outstanding. If a quorum of the Warrantholders shall not be present within one-half hour from the time fixed for holding any meeting, the meeting, if summoned by the Warrantholders or on a Warrantholders' Request, shall be dissolved; but in any other case the meeting shall be adjourned to the same day in the next week (unless such day is not a business day in which case it shall be adjourned to the next following business day) at the same time and place to the extent possible and, subject to the provisions of section 6.11, no notice of the adjournment need be given. Any business may be brought before or dealt with at an adjourned meeting which might have been dealt with at the original meeting in accordance with the notice calling the same. At the adjourned meeting the Warrantholders present in person or represented by proxy shall form a quorum and may transact the business for which the meeting was originally convened, notwithstanding that they may not represent at least 25% of the aggregate number of Warrants then unexercised and outstanding. No business shall be transacted at any meeting unless a quorum is present at the commencement of business.

6.5   Power to Adjourn

            The chairman of any meeting at which a quorum of the Warrantholders is present may, with the consent of the meeting, adjourn any such meeting, and no notice of such adjournment need be given except such notice, if any, as the meeting may prescribe.

6.6   Show of Hands

            Every question submitted to a meeting shall be decided in the first place by a majority of the votes given on a show of hands except that votes on an extraordinary resolution shall be given in the manner hereinafter provided. At any such meeting, unless a poll is duly demanded as herein provided, a declaration by the chairman that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact.

6.7   Poll and Voting

            On every extraordinary resolution, and when demanded by the chairman or by one or more of the Warrantholders acting in person or by proxy on any other question submitted to a meeting and after a vote by show of hands, a poll shall be taken in such manner as the chairman shall direct. Questions other than those required to be determined by extraordinary resolution shall be decided by a majority of the votes cast on the poll. On a show of hands, every person who is present and entitled to vote, whether as a Warrantholder or as proxy for one or more absent Warrantholders, or both, shall have one vote. On a poll, each Warrantholder present in person or represented by a proxy duly appointed by instrument in writing shall be entitled to one vote in respect of each whole Warrant then held by him. A proxy need not be a

Warrantholder. The chairman of any meeting shall be entitled, both on a show of hands and on a poll, to vote in respect of the Warrants, if any, held or represented by him.

6.8   Regulations

            Subject to the provisions of this indenture, the Warrant Agent or the Company with the approval of the Warrant Agent may from time to time make and from time to time vary such regulations as it shall consider necessary or appropriate:

            (a) for the deposit of instruments appointing proxies at such place and time as the Warrant Agent, the Company or the Warrantholders convening the meeting, as the case may be, may in the notice convening the meeting direct;

            (b) for the deposit of instruments appointing proxies at some approved place other than the place at which the meeting is to be held and enabling particulars of such instruments appointing proxies to be mailed, cabled or telegraphed before the meeting to the Company or to the Warrant Agent at the place where the same is to be held and for the voting of proxies so deposited as though the instruments themselves were produced at the meeting;

            (c) for the form of instrument appointing a proxy and the manner in which the form of proxy may be executed; and

            (d) generally for the calling of meetings of Warrantholders and the conduct of business thereat including setting a record date for Warrantholders entitled to receive notice of or to vote at such meeting.

            Any regulations so made shall be binding and effective and the votes given in accordance therewith shall be valid and shall be counted. Save as such regulations may provide, the only persons who shall be recognized at any meeting as a Warrantholder, or be entitled to vote or be present at the meeting in respect thereof (subject to section 6.9), shall be Warrantholders or persons holding proxies of Warrantholders.

6.9   Company, Warrant Agent and Counsel may be Represented

            The Company and the Warrant Agent, by their respective directors, officers and employees and the counsel for each of the Company, the Warrantholders and the Warrant Agent may attend any meeting of the Warrantholders and speak thereat but shall not be entitled to vote as such unless in their capacities as Warrantholders.

6.10  Powers Exercisable by Extraordinary Resolution

            In addition to all other powers conferred upon them by any other provisions of this indenture or by law, the Warrantholders at a meeting shall have the power, exercisable from time to time by extraordinary resolution:

            (a) to agree with the Company to any modification, alteration, compromise or arrangement of the rights of Warrantholders and/or the Warrant Agent in its capacity as Warrant Agent hereunder (subject to the Warrant Agent's approval) or on behalf of the Warrantholders against the Company, whether such rights arise under this indenture or the Warrants or otherwise;

            (b) to amend or repeal any extraordinary resolution previously passed or sanctioned by the Warrantholders;

            (c) to direct or authorize the Warrant Agent (subject to the Warrant Agent receiving funding and indemnity) to enforce any of the covenants on the part of the Company contained in this indenture or the Warrants or to enforce any of the rights of the Warrantholders in any manner specified in such extraordinary resolution or to refrain from enforcing any such covenant or right;

            (d) to waive, authorize and direct the Warrant Agent to waive any default on the part of the Company in complying with any provisions of this indenture or the Warrants either unconditionally or upon any conditions specified in such extraordinary resolution;

            (e) to restrain any Warrantholder from taking or instituting any suit, action or proceeding against the Company for the enforcement of any of the covenants on the part of the Company contained in this indenture or the Warrants or to enforce any of the rights of the Warrantholders; and

            (f) to direct any Warrantholder who, as such, has brought any suit, action or proceeding to stay or discontinue or otherwise deal with any such suit, action or proceeding, upon payment of the costs, charges and expenses reasonably and properly incurred by such Warrantholder in connection therewith.

6.11  Meaning of "Extraordinary Resolution"

      (1) The expression "extraordinary resolution" when used in this indenture means, subject as hereinafter in this section 6.11 and in section 6.14 provided, a resolution proposed at a meeting of Warrantholders duly convened for that purpose and held in accordance with the provisions of this Article 6 at which there are present in person or by proxy Warrantholders representing at least 25% of the aggregate number of all the then outstanding Warrants and passed by the affirmative votes of

Warrantholders representing not less than 66 2/3% of the aggregate number of all the then outstanding Warrants represented at the meeting and voted on the poll upon such resolution.

      (2) If, at any meeting called for the purpose of passing an extraordinary resolution, Warrantholders representing at least 25% of the aggregate number of all the then outstanding Warrants are not present in person or by proxy within one-half hour after the time appointed for the meeting, then the meeting, if convened by Warrantholders or on a Warrantholders' Request, shall be dissolved; but in any other case it shall stand adjourned to such day, being not less than 10 business days later, and to such place and time as may be appointed by the chairman. Not less than three business days prior notice shall be given of the time and place of such adjourned meeting in the manner provided in sections 9.1,
9.2 and 9.3. Such notice shall state that at the adjourned meeting the Warrantholders present in person or represented by proxy shall form a quorum but it shall not be necessary to set forth the purposes for which the meeting was originally called or any other particulars. At the adjourned meeting the Warrantholders present in person or represented by proxy shall form a quorum and may transact the business for which the meeting was originally convened and a resolution proposed at such adjourned meeting and passed by the requisite vote as provided in subsection 6.11(1) shall be an extraordinary resolution within the meaning of this indenture notwithstanding that Warrantholders representing at least 25% of all the then outstanding Warrants are not present in person or represented by proxy at such adjourned meeting.

      (3) Votes on an extraordinary resolution shall always be given on a poll and no demand for a poll on an extraordinary resolution shall be necessary.

6.12  Powers Cumulative

            It is hereby declared and agreed that any one or more of the powers or any combination of the powers in this indenture stated to be exercisable by the Warrantholders by extraordinary resolution or otherwise may be exercised from time to time and the exercise of any one or more of such powers or any combination of powers from time to time shall not be deemed to exhaust the right of the Warrantholders to exercise such powers or combination of powers then or thereafter from time to time.

6.13  Minutes

            Minutes of all resolutions and proceedings at every meeting of Warrantholders as aforesaid shall be made and duly entered in books to be provided for that purpose by the Warrant Agent at the expense of the Company and any minutes as aforesaid, if signed by the chairman of the meeting at which resolutions were passed or proceedings had, or by the chairman of the next succeeding meeting of the Warrantholders, shall be prima facie evidence of the matters therein stated and, until the contrary is proved, every meeting, in respect of the proceedings of which minutes shall have been made, shall be deemed to have been duly convened and held, and all resolutions passed thereat or proceedings taken, to have been duly passed and taken.

6.14  Instruments in Writing

            All actions which may be taken and all powers that may be exercised by the Warrantholders at a meeting held as provided in this Article 6 also may be taken and exercised by Warrantholders representing at least 66 2/3% of the aggregate number of all the then outstanding Warrants by an instrument in writing signed in one or more counterparts by such Warrantholders in person or by attorney duly appointed in writing, and the expression "extraordinary resolution" when used in this indenture shall include an instrument so signed.

6.15  Binding Effect of Resolutions

            Every resolution and every extraordinary resolution passed in accordance with the provisions of this Article 6 at a meeting of Warrantholders shall be binding upon all the Warrantholders, whether present at or absent from such meeting, and every instrument in writing signed by Warrantholders in accordance with section 6.14 shall be binding upon all the Warrantholders, whether signatories thereto or not, and each and every Warrantholder and the Warrant Agent (subject to the provisions for indemnity herein contained) shall be bound to give effect accordingly to every such resolution and instrument in writing. In the case of an instrument in writing, the Warrant Agent shall give notice in the manner contemplated in sections 9.1 and 9.2 of the effect of the instrument in writing to all Warrantholders and the Company as soon as is reasonably practicable.

6.16  Holdings by the Company or Subsidiaries of the Company Disregarded

      (1) In determining whether Warrantholders are present at a meeting of Warrantholders for the purpose of determining a quorum or have concurred in any consent, waiver, extraordinary resolution, Warrantholders' Request or other action under this indenture, Warrants owned legally or beneficially by the Company or its subsidiaries or in partnership of which the Company is directly or indirectly a party to shall be disregarded.

      (2) For the purposes of disregarding any Warrants owned legally or beneficially by the Company or any Subsidiary or any partnership of which the Company is directly or indirectly a party to or any other affiliate of the Company in subsection 6.16(1), the Company shall provide to the Warrant Agent, from time to time and upon request, a certificate of the Company setting forth as at the date of such certificate:

            (a) the names (other than the name of the Company) of the registered holders of Warrants of which, to the knowledge of the Company, are owned by or held for the account of the Company or any Subsidiary or a partnership of which the Company is directly or indirectly a party to or any other affiliate of the Company; and

            (b) the number of Warrants owned legally and beneficially by the Company or any Subsidiary or a partnership of which the Company is directly or indirectly a party to or any other affiliate of the Company;

and the Warrant Agent in making the determination in subsection 6.16(1) shall be entitled to rely on such certificate.

                                    ARTICLE 7

                SUPPLEMENTAL INDENTURES AND SUCCESSOR COMPANIES

7.1   Provision for Supplemental Indentures for Certain Purposes

            From time to time the Company (if properly authorized by its directors) and the Warrant Agent may, subject to the provisions hereof, and they shall, when so directed hereby, execute and deliver by their proper officers, indentures or instruments supplemental hereto, which thereafter shall form part hereof, for any one or more or all of the following purposes:

            (a)   setting forth adjustments in the application of Article 2;

            (b) adding to the provisions hereof such additional covenants and enforcement provisions as, in the opinion of counsel are necessary or advisable, provided that the same are not in the opinion of the Warrant Agent, relying on the advice of counsel, prejudicial to the interests of the Warrantholders as a group;

            (c) giving effect to any extraordinary resolution passed as provided in Article 6;

            (d) making such provisions not inconsistent with this indenture as may be necessary or desirable with respect to matters or questions arising hereunder provided that such provisions are not, in the opinion of the Warrant Agent, relying on the advice of counsel, prejudicial to the interests of the Warrantholders as a group;

            (e) adding to or amending the provisions hereof in respect of the transfer of Warrants, making provision for the exchange of Warrants and making any modification in the form of the Warrant Certificate which does not affect the substance thereof;

            (f) amending any of the provisions of this indenture or relieving the Company from any of the obligations, conditions or restrictions herein contained, provided that no such amendment or relief shall be or become operative or effective if, in the opinion of the Warrant Agent, relying on the advice of counsel, such amendment or relief impairs any of the rights of the Warrantholders as a group or of the Warrant Agent, and provided further that the Warrant Agent may in its sole discretion decline to enter into any supplemental indenture which in its opinion may not afford adequate protection to the Warrant Agent when the same shall become operative; and

            (g) for any other purpose not inconsistent with the terms of this indenture, including the correction or rectification of any ambiguities, defective or inconsistent provisions, errors or omissions herein, provided that, in the opinion of the Warrant Agent, relying on the advice of counsel, the rights of the Warrant Agent and the Warrantholders as a group are in no way prejudiced thereby.

7.2   Successor Companies

            In the case of the amalgamation, consolidation, merger or transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another person (a "SUCCESSOR COMPANY"), the successor company resulting from the amalgamation, consolidation, merger or transfer (if not the Company) shall be bound by the provisions hereof and all obligations for the due and punctual performance and observance of each and every covenant and obligation contained in this indenture to be performed by the Company and the successor company shall by supplemental indenture satisfactory in form to the Warrant Agent and executed and delivered to the Warrant Agent, expressly assume those obligations.

                                    ARTICLE 8

                          CONCERNING THE WARRANT AGENT

8.1   Trust Indenture Legislation

      (1) If and to the extent that any provision of this indenture limits, qualifies or conflicts with a mandatory requirement of Applicable Legislation, such mandatory requirement shall prevail.

      (2) The Company and the Warrant Agent agree that each will at all times in relation to this indenture and any action to be taken hereunder observe and comply with and be entitled to the benefit of Applicable Legislation.

8.2   Rights and Duties of Warrant Agent

      (1) In the exercise of the rights and duties prescribed or conferred by the terms of this indenture, the Warrant Agent shall act honestly and in good faith with a view to the best interests of the Warrantholders and shall exercise the degree of care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances. No provision of this indenture shall be construed to relieve the Warrant Agent from, or require any other person to indemnify the Warrant Agent against liability for its own negligence, wilful misconduct or bad faith.

      (2) The Warrant Agent shall not be bound to do or take any act, action or proceeding for the enforcement of any of the obligations of the Company under this indenture unless and until it shall have received a Warrantholders' Request specifying the act, action or proceeding which the Warrant Agent is requested to take. The obligation of the Warrant Agent to commence or continue any act, action or proceeding for the purpose of enforcing any rights of the Warrant Agent or the Warrantholders hereunder shall be conditional upon the Warrantholders furnishing, when required by notice in writing by the Warrant Agent, sufficient funds to commence or continue such act, action or proceeding and an indemnity reasonably satisfactory to the Warrant Agent and its counsel to protect and hold harmless the Warrant Agent, its officers, directors, employees and agents against the costs, charges and expenses and liabilities to be incurred thereby and any loss and damage it may suffer by reason thereof. None of the provisions contained in this indenture shall require the Warrant Agent to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless indemnified and funded as aforesaid.

      (3) The Warrant Agent may, before commencing any act, action or proceeding, or at any time during the continuance thereof require the Warrantholders at whose instance it is acting to deposit with the Warrant Agent the Warrant Certificates held by them, for which Warrant Certificates the Warrant Agent shall issue receipts.

      (4) Every provision of this indenture that, by its terms, relieves the Warrant Agent of liability or entitles it to rely upon any evidence submitted by it is subject to the provisions of Applicable Legislation, of this section 8.2 and of section 8.3.

      (5) The Warrant Agent shall not be bound to give any notice or do or take any act, action or proceeding by virtue of the powers conferred on it hereunder unless and until it shall have been required to do so under the terms hereof; nor shall the Warrant Agent be required to take notice of any default hereunder, unless and until notified in writing of such default, which notice shall specifically set out the default desired to be brought to the attention of the Warrant Agent and in the absence of such notice the Warrant Agent may for all purposes of this indenture conclusively assume that no default has occurred or been made in the performance or observance of the representations, warranties and covenants, agreements or conditions herein contained. Any such notice shall in no way limit any discretion herein given to the Warrant Agent to determine whether or not the Warrant Agent shall take action with respect to any default.

      (6) In this indenture, whenever confirmations or instructions are required to be given to the Warrant Agent, in order to be valid, such confirmations and instructions shall be in writing.

8.3   Evidence, Experts and Advisers

      (1) In addition to the reports, certificates, opinions and other evidence required by this indenture, the Company shall furnish to the Warrant Agent such additional evidence of compliance with any provision hereof and in such form as may be prescribed by Applicable Legislation or as the Warrant Agent may reasonably require by written notice to the Company.

      (2) In the exercise of its rights and duties hereunder, the Warrant Agent may, if it is acting in good faith, act and rely absolutely as to the truth of the statements and the accuracy of the opinions expressed therein, upon statutory declarations, opinions, reports, written requests, consents, or orders of the Company, certificates of the Company or other evidence furnished to the Warrant Agent pursuant to any provision hereof or of Applicable Legislation or pursuant to a request of the Warrant Agent. The Warrant Agent shall be under no responsibility in respect of the validity of this indenture or the execution and delivery hereof by or on behalf of the Company or in respect of the validity or the execution of any Warrant Certificate by the Company and issued hereunder, nor shall it be responsible for any breach by the Company of any covenant or condition contained in this indenture or in any such Warrant Certificate; nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any securities to be issued upon the right to acquire provided for in this indenture and/or in any Warrant Certificate or as to whether any securities will when issued be duly authorized or be validly issued and fully paid and non-assessable.

      (3) Whenever Applicable Legislation requires that evidence referred to in subsection 8.3(1) be in the form of a statutory declaration, the Warrant Agent may accept the statutory declaration in lieu of a certificate of the Company required by any provision hereof. Any such statutory declaration may be made by one or more of the directors or officers of the Company and may be relied upon by the Warrant Agent in good faith without further inquiry.

      (4) Proof of the execution of an instrument in writing, including a Warrantholders' Request, by any Warrantholder may be made by a certificate of a notary public or other person with similar powers that the person signing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution or in any other manner which the Warrant Agent may consider adequate and in respect of a corporate Warrantholder, shall include a certificate of incumbency of such Warrantholder together with a certified resolution authorizing the person who signs such instrument to sign such instrument.

      (5) The Warrant Agent may act and rely and shall be protected in acting and relying upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, letter, telegram, cablegram or other paper document believed by it to be genuine and to have been signed, sent or presented by or on behalf of the proper party or parties.

      (6) The Warrant Agent may employ or retain such counsel, accountants, engineers, appraisers or other experts or advisers as it may reasonably require for the purpose of determining and discharging its duties hereunder and may pay reasonable remuneration for all services so performed by any of them, without taxation of costs of any counsel and shall not be responsible for any misconduct on the part of any of them who has been selected with due care by the Warrant Agent. Any reasonable remuneration paid by the Warrant Agent shall be paid by the Company in accordance with section 4.3.

      (7) The Warrant Agent may, as a condition precedent to any action to be taken by it under this indenture, require such opinions, statutory declarations, reports, certificates or other evidence as it, acting reasonably, considers necessary or advisable in the circumstances.

8.4   Securities, Documents and Monies Held by Warrant Agent

            The Warrant Agent may retain any cash balance held in connection with this Warrant Indenture and may, but need not, hold the same in its deposit department or the deposit department of one of its Affiliates; but the Warrant Agent and its Affiliates shall not be liable to account for any profit to the Company or any other person or entity other than at a rate, if any, established from time to time by the Warrant Agent or its Affiliates.

            For the purpose of this Section, "Affiliate" means affiliated companies within the meaning of the Business Corporations Act (British Columbia).

8.5   Actions by Warrant Agent to Protect Interests

            Subject to the provisions of this indenture and Applicable Legislation, the Warrant Agent shall have the power to institute and to maintain such actions and proceedings as it may consider necessary or expedient to preserve, protect or enforce its interests and the interests of the Warrantholders.

8.6   Warrant Agent not Required to Give Security

            The Warrant Agent shall not be required to give any bond or security in respect of the execution of the trusts and powers of this indenture or otherwise, subject to section 8.8.

8.7   Protection of Warrant Agent

            By way of supplement to the provisions of any law for the time being relating to trustees, it is expressly declared and agreed as follows:

      (1) The Warrant Agent shall not be liable for or by reason of any representations, statements of fact or recitals in this indenture or in the Warrants (except the representation contained in section 8.9 or in the certificate of the Warrant Agent on the Warrants) or be required to verify the same and all such statements of fact or recitals are and shall be deemed to be made by the Company (except the representation contained in section 8.9 or in the certificate of the Warrant Agent on the Warrants).

      (2) Nothing herein contained shall impose any obligation on the Warrant Agent to see to or to require evidence of the registration or filing (or renewal thereof) of this indenture or any instrument ancillary or supplemental hereto.

      (3) The Warrant Agent shall not be bound to give notice to any person or persons of the execution hereof.

      (4) The Warrant Agent shall not incur any liability or responsibility whatsoever or be in any way responsible for the consequence of any breach on the part of the Company of any of the covenants or warranties herein contained or of any acts of any directors, officers, employees, agents or servants of the Company.

      (5) Without limiting any protection or indemnity of the Warrant Agent under any other provision hereof, or otherwise at law, the Company hereby agrees to indemnify and hold harmless the Warrant Agent and its directors, officers, agents and employees from and against any and all liabilities, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements, including reasonable legal or advisor fees and disbursements, of whatever kind and nature which may at any time be imposed on, incurred by or asserted against the Warrant Agent in connection with the performance of its duties and obligations hereunder, other than such liabilities, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements arising by reason of the gross negligence, fraud or wilful misconduct of the Warrant Agent. This provision shall survive the resignation or removal of the Warrant Agent, or the termination of this indenture. The Warrant Agent shall not be under any obligation to prosecute or defend any action or suit in respect of this indenture which, in the opinion of its counsel, may involve it in expense or liability, unless the Company shall, so often as required, furnish the Warrant Agent with satisfactory indemnity and funding against such expense or liability.

8.8   Replacement of Warrant Agent

      (1) The Warrant Agent may resign its trust and be discharged from all further duties and liabilities hereunder by giving to the Company not less than 60 days prior notice in writing or such shorter prior notice as the Company may accept as sufficient. The Warrantholders by extraordinary resolution shall have the power at any time to remove the existing Warrant Agent and to appoint a new Warrant Agent. In the event of the Warrant Agent resigning or being removed as aforesaid or being dissolved, becoming bankrupt, going into liquidation or otherwise becoming incapable of acting hereunder, the Company shall forthwith appoint a new Warrant Agent unless a new Warrant Agent has already been appointed by the Warrantholders; failing such appointment by the Company, the retiring Warrant Agent or any Warrantholder may apply to a justice of the B.C. Supreme Courtat the Company's expense, on such notice as such justice may direct, for the appointment of a new Warrant Agent; but any new Warrant Agent so appointed by the Company or by the Court shall be subject to removal as aforesaid by the Warrantholders. Any new Warrant Agent appointed under any provision of this section 8.8 shall be a corporation authorized to carry on the business of a trust company in the Province of British Columbia and, if required by

Applicable Legislation of any other province, in such other province. On any such appointment the new Warrant Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as Warrant Agent without any further assurance, conveyance, act or deed; but there shall be immediately executed, at the expense of the Company, all such conveyances or other instruments as may, in the opinion of counsel, be necessary or advisable for the purpose of assuring the same to the new Warrant Agent, provided that any resignation or removal of the Warrant Agent and appointment of a successor Warrant Agent shall not become effective until the successor Warrant Agent shall have executed an appropriate instrument accepting such appointment and, at the request of the Company, the predecessor Warrant Agent, upon payment of its outstanding remuneration and expenses, shall execute and deliver to the successor Warrant Agent an appropriate instrument transferring to such successor Warrant Agent all rights and powers of the Warrant Agent hereunder and all securities, documents of title and other instruments and all monies and properties held by the Warrant Agent hereunder.

      (2) Upon the appointment of a successor warrant agent, the Company shall promptly notify the Warrantholders thereof in the manner provided for in section 9.2.

      (3) Any corporation into or with which the Warrant Agent may be merged or consolidated or amalgamated, or any corporation succeeding to the stock transfer business of the Warrant Agent, shall be the successor to the Warrant Agent hereunder without any further act on its part or of any of the parties hereto, provided that such corporation would be eligible for appointment as a new warrant agent under subsection 8.8(1).

      (4) Any Warrants certified but not delivered by a predecessor Warrant Agent may be certified by the new or successor warrant agent in the name of the predecessor or the new or successor warrant agent.

8.9   Conflict of Interest

      (1) The Warrant Agent represents to the Company that at the time of execution and delivery hereof no material conflict of interest exists which it is aware of in the Warrant Agent's role as a fiduciary hereunder and agrees that in the event of a material conflict of interest arising which it becomes aware of hereafter it will, within 90 days after ascertaining that it has such a material conflict of interest, either eliminate the same or resign its trust hereunder. If any such material conflict of interest exists or hereafter shall exist, the validity and enforceability of this indenture and the Warrants shall not be affected in any manner whatsoever by reason thereof.

      (2) Subject to subsection 8.9(1), the Warrant Agent, in its personal or any other capacity, may buy, lend upon and deal in securities of the Company and generally may contract and enter into financial transactions with the Company or any Subsidiary without being liable to account for any profit made thereby.

8.10  Acceptance of Trusts

            The Warrant Agent hereby accepts the trusts in this indenture declared and provided for and agrees to perform the same upon the terms and conditions herein set forth.

8.11  Warrant Agent not to be Appointed Receiver

            The Warrant Agent and any person related to the Warrant Agent shall not be appointed a receiver or receiver and manager or liquidator of all or any part of the assets or undertaking of the Company or any Subsidiary or any partnership of which the Company is directly or indirectly involved.

8.12  Authorization to Carry on Business

            The Warrant Agent represents to the Company that it is registered to carry on the business of a trust company in each of the provinces of Canada.

                                    ARTICLE 9

                                     GENERAL

9.1   Notice to the Company and the Warrant Agent

      (1) Unless herein otherwise expressly provided, any notice to be given hereunder to the Company or the Warrant Agent shall be deemed to be validly given if delivered, if sent by registered letter, postage prepaid or if transmitted by telecopier:

            (a)   If to the Company, to:

                        Pine Valley Mining Corporation
                        Suite 501-535 Thurow Street
                        Vancouver, British Columbia V6E 3L2

                        Attention: Martin Rip
                        Telefax No.: (604) 682-4698

                  with a copy to:

                        Bull, Housser & Tupper
                        3000 - 1055 West Georgia Street
                        Vancouver, British Columbia V6E 3R3

                        Attention: Grant Weaver
                        Telefax No.: (604) 646-2514

            (b)   If to the Warrant Agent, to:

                        Computershare Trust Company of Canada
                        530-8th Avenue S.W., Suite 710
                        Calgary, AB T2P 3S8

                        Attention: Manager, Corporate Trust
                        Telefax No.: (403) 267-6598

and any notice given in accordance with the foregoing shall be deemed to have been received on the date of delivery if that date is a business day or, if mailed, on the fifth business day following the date of the postmark on such notice or, if transmitted by telecopier, on the day following the transmission.

      (2) The Company or the Warrant Agent, as the case may be, may from time to time notify the other in the manner provided in subsection 9.1(1) of a change of address which, from the effective date of such notice and until changed by like notice, shall be the address of the Company or the Warrant Agent, as the case may be, for all purposes of this indenture. A copy of any notice of change of address given pursuant to this subsection 9.1(2) shall be available for inspection at the principal stock transfer offices of the Warrant Agent in the Cities of Vancouver, British Columbia, Calgary, Alberta or Toronto, Ontario by Warrantholders during normal business hours.

      (3) If, by reason of a strike, lockout or other work stoppage, actual or threatened, involving postal employees, any notice to be given to the Warrant Agent or to the Company hereunder could reasonably be considered unlikely to reach its destination, the notice shall be valid and effective only if it is delivered to an officer of the party to which it is addressed or if it is delivered to that party at the appropriate address provided in subsection 9.1(1) by cable, telegram, telex, telecopier or other means of prepaid, transmitted or recorded communication and any notice delivered in accordance with the foregoing shall be deemed to have been received on the date of delivery to the officer or if delivered by cable, telegram, telex, telecopier or other means of prepaid, transmitted, recorded communication on the third business day following the date of the sending of the notice by the person giving the notice.

9.2   Notice to the Warrantholders

      (1) Any notice to the Warrantholders under the provisions of this indenture shall be deemed to be validly given if the notice is sent by prepaid mail or, if delivered by hand, to the holders at their addresses appearing in the register of holders. Any notice so delivered shall be deemed to have been received on the date of delivery if that date is a business day or the business day following the date of delivery if such date is not a business day. All notices may be given to whichever one of the Warrantholders (if more than one) is named first in the appropriate register hereinbefore mentioned, and any notice so given shall be sufficient notice to all Warrantholders and any other persons (if any) interested in such Warrants.

      (2) If, by reason of strike, lockout or other work stoppage, actual or threatened, involving postal employees, any notice to be given to the Warrantholders could reasonably be considered unlikely to reach its destination, the notice may be published or distributed once in the Report on Business section of the national edition of The Globe and Mail newspaper or, in the event of a disruption in the circular of that newspaper, once in a daily newspaper in the English language of general circulation in Toronto, Ontario and Vancouver, British Columbia; provided that in the case of a notice convening a meeting of the holders of Warrants, the Warrant Agent may require such additional publications of that notice, in the same or in other cities or both, as it may deem necessary for the reasonable protection of the holders of Warrants or to comply with any applicable requirement of law or any stock exchange. Any notice so given shall be deemed to have been given on the day on which it has been published in all of the cities in which publication was required (or first published in a city if more than one publication in that city is required). In determining under any provision hereof, the date when notice of any meeting or other event must be given, the date of giving notice shall be included and the date of the meeting or other event shall be excluded.

9.3   Discretion of Directors

            Any matter provided herein to be determined by the directors of the Company in their sole discretion and determination so made will be conclusive.

9.4   Satisfaction and Discharge of Indenture

            Upon the date by which there shall have been delivered to the Warrant Agent for exercise or destruction in accordance with the provisions hereof of all Warrants theretofore certified hereunder, this indenture, except to the extent that Common Shares and certificates therefor have not been issued and delivered hereunder or the Company has not performed any of its obligations hereunder, shall cease to be of further effect in respect of the Company, and the Warrant Agent, on written demand of and at the cost and expense of the Company, and upon delivery to the Warrant Agent of a certificate of the Company stating that all conditions precedent to the satisfaction and discharge of this indenture have been complied with and upon payment to the Warrant Agent of the expenses, fees and other remuneration payable to the Warrant Agent, shall execute proper instruments acknowledging satisfaction of and discharging this indenture; provided that if the Warrant Agent has not then performed any of its obligations hereunder any such satisfaction and discharge of the Company's obligations hereunder shall not affect or diminish the rights of any Warrantholder or the Company against the Warrant Agent.

9.5 Provisions of Indenture and Warrants for the Sole Benefit of Parties and Warrantholders

            Nothing in this indenture or the Warrants, expressed or implied, shall give or be construed to give to any person other than the parties hereto and the holders from time to time of the Warrants any legal or equitable right, remedy or claim under this indenture, or under any covenant or provision therein contained, all such covenants and provisions being for the sole benefit of the parties hereto and the Warrantholders.

9.6   Counterparts and Formal Date

            This indenture may be simultaneously executed in several counterparts, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument and notwithstanding their date of execution shall be deemed to bear the date set out at the top of the first page of this indenture.

            IN WITNESS WHEREOF the parties hereto have executed this indenture under the hands of their proper officers in that behalf.

                                 PINE VALLEY MINING CORPORATION

                                 Per:
                                     ----------------------------------
                                      Authorized Signing Officer

                                 COMPUTERSHARE TRUST COMPANY OF CANADA

                                 Per:
                                      ---------------------------------
                                      Authorized Signing Officer

                                 Per:
                                      ---------------------------------
                                      Authorized Signing Officer

                                  SCHEDULE "A"

                           FORM OF WARRANT CERTIFICATE

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE APRIL 13, 2006.

WITHOUT PRIOR WRITTEN APPROVAL OF THE TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE OF THE WARRANTS MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL APRIL 13, 2006.

THE WARRANTS EVIDENCED HEREBY ARE EXERCISABLE ON OR BEFORE 5:00 P.M. (LOCALTIME IN THE CITIES OF VANCOUVER, BRITISH COLUMBIA, CALGARY, ALBERTA, AND TORONTO, ONTARIO AS APPLICABLE WHERE THIS CERTIFICATE IS SURRENDERED) ON JUNE 12, 2007, AFTER WHICH TIME THE WARRANTS EVIDENCED HEREBY SHALL BE DEEMED TO BE VOID AND OF NO FURTHER FORCE OR EFFECT.

[THE BELOW LEGEND SHALL APPEAR ONLY ON WARRANTS ISSUED TO U.S. PURCHASERS]:

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, OR (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT.

WARRANT CERTIFICATE NO. W______                     Representing _______________
                                                    Warrants to acquire
                                                    Common Shares

                             SHARE PURCHASE WARRANTS

                                       OF

                         PINE VALLEY MINING CORPORATION

THIS CERTIFIES that, for value received, the registered holder hereof, (the "holder") is entitled at any time prior to 5:00 p.m. (localtime in the Cities of Vancouver, British Columbia, Calgary, Alberta, and Toronto, Ontario as applicable, where this certificate is surrendered) on June 12, 2007, to subscribe for the number of

                                     -A-2-

Common Shares specified above of Pine Valley Mining Corporation (the "Company"), by surrendering to Computershare Trust Company of Canada (the "Warrant Agent") at its principal stock transfer offices in the Cities of Vancouver, British Columbia, Calgary, Alberta or Toronto, Ontario this Warrant Certificate with a subscription in the form of the attached Subscription Form duly completed and executed and accompanied by payment of $3.50 per Common Share, subject to adjustment in certain events, (the "Exercise Price") or by certified cheque, bank draft or money order in lawful money of Canada payable to or to the order of the Company at par in the City of Vancouver, British Columbia.

            The holder of this Warrant Certificate may purchase less than the number of Common Shares which he is entitled to purchase on the exercise of the Share Purchase Warrants represented by this certificate, in which event a new Warrant Certificate representing the Share Purchase Warrants not then exercised will be issued to the holder.

            Upon acceptance hereof the holder hereby expressly waives the right to receive any fractional Common Shares upon the exercise hereof in full or in part and further waives the right to receive any cash or other consideration in lieu thereof. The Share Purchase Warrants represented by this certificate shall be deemed to have been surrendered, and payment or by certified cheque, bank draft or money order shall be deemed to have been made only upon personal delivery thereof or, if sent by post or other means of transmission, upon actual receipt thereof by the Warrant Agent at its principal stock transfer offices in the Cities of Vancouver, British Columbia, Calgary, Alberta, or Toronto, Ontario

            Upon due exercise of the Share Purchase Warrants represented by this Warrant Certificate and payment of the Exercise Price, the Company shall cause to be issued to the person(s) in whose name(s) the Common Shares so subscribed for are to be issued (provided that if the Common Shares are to be issued to a person other than the registered holder of this Share Purchase Warrant certificate, the holder's signature on the Subscription Form herein shall be guaranteed by a Canadian chartered bank, by a Canadian trust company by a medallion signature guarantee from a member of a recognized Signature Medallion Guarantee Program and the holder shall pay to the Company or the Warrant Agent all applicable transfer or similar taxes and the Company shall not be required to issue or deliver certificates evidencing the Common Shares unless or until the holder shall have paid the Company or the Warrant Agent the amount of such tax or shall have satisfied to the satisfaction of the Company that such tax has been paid or that no tax is due) the number of Common Shares to be issued to such person(s) and such person(s) shall become a holder in respect of such Common Shares with effect from the date of such exercise and upon due surrender of this Warrant Certificate the Warrant Agent shall issue a certificate(s) representing such Common Shares to be issued within five business days after the exercise of the Share Purchase Warrants represented by this certificate.

            This Warrant Certificate represents Share Purchase Warrants of the Company issued or issuable under the provisions of the Warrant Indenture (which

                                     -A-3-

indenture together with all other instruments supplemental or ancillary thereto is herein referred to as the "Warrant Indenture") dated as of December 12, 2005 between the Company and the Warrant Agent, which contains particulars of the rights of the holders of the Share Purchase Warrants and the Company and of the Warrant Agent in respect thereof and the terms and conditions upon which the Share Purchase Warrants are issued and held, all to the same effect as if the provisions of the Warrant Indenture were herein set forth, to all of which the holder of this Warrant Certificate by acceptance hereof assents. A copy of the Warrant Indenture will be available for inspection at the principal office of the Warrant Agent in the Cities of Vancouver, British Columbia, Calgary, Alberta and Toronto, Ontario Capitalized terms used in this Warrant Certificate and not otherwise defined shall have the meanings ascribed thereto in the Warrant Indenture.

            No transfer of any Warrant will be valid unless entered on the register of transfers, upon surrender to the Warrant Agent of the Warrant Certificate evidencing such Warrant, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Warrant Agent executed by the registered holder or his executors, administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form and execution satisfactory to the Warrant Agent. Subject to the provisions of the Share Purchase Warrant Indenture and upon compliance with the reasonable requirements of the Warrant Agent, Share Purchase Warrant certificates may be exchanged for Warrant Certificates entitling the holder thereof to acquire an equal aggregate number of Common Shares subject to adjustment as provided for in the Warrant Indenture. The Company and the Warrant Agent may treat the registered holder of this Warrant Certificate for all purposes as the absolute owner hereof. The holding of the Share Purchase Warrants represented by this certificate shall not constitute the holder hereof a holder of Common Shares nor entitle him to any right or interest in respect thereof except as herein and in the Warrant Indenture expressly provided.

            The Warrant Indenture provides for adjustment in the number of Common Shares to be delivered upon exercise of the right of purchase hereby granted and to the exercise price in certain events therein set forth.

            The Warrant Indenture contains provisions making binding upon all holders of Share Purchase Warrants outstanding thereunder resolutions passed at meetings of such holders held in accordance with such provisions and instruments in writing signed by Warrantholders holding a specified percentage of Warrants outstanding.

            The Share Purchase Warrants and the Warrant Indenture shall be governed by and performed, construed and enforced in accordance with the laws of the Province of British Columbia and the federal laws applicable therein and shall be treated in all respects as British Columbia contracts. Time shall be of the essence hereof and of the Warrant Indenture.

                                     -A-4-

            The Company may from time to time and at any time prior to 5:00 p.m. (localtime in the Cities of Vancouver, British Columbia, Calgary, Alberta, and Toronto, Ontario as applicable, where this certificate is surrendered) on June 12, 2007, purchase any of the Share Purchase Warrants by private agreement or otherwise on such terms and conditions and at such price as the Company may in its sole discretion determine.

            This Warrant Certificate shall not be valid for any purpose until it has been certified by or on behalf of the Warrant Agent for the time being under the Warrant Indenture.

            IN WITNESS WHEREOF the Company has caused this Share Purchase Warrant certificate to be signed by its duly authorized officer as of the _____ day of __________, _____.

                                      PINE VALLEY MINING CORPORATION

                                      By:_______________________________________
                                         Authorized Signing Officer

THIS SHARE PURCHASE WARRANT CERTIFICATE REPRESENTS SHARE PURCHASE WARRANTS REFERRED TO IN THE WARRANT INDENTURE WITHIN MENTIONED.

COUNTERSIGNED BY:

COMPUTERSHARE TRUST COMPANY OF CANADA

By:______________________________
      Authorized Signing Officer

Date of Certification:______________________

                                     -A-5-

                              TRANSFER OF WARRANTS

THE WARRANTS REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A U.S. PERSON OR TO ANY PERSON IN THE UNITED STATES (AS DEFINED IN RULE 902(K) OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED) OR TO ANY PERSON FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON OR A PERSON IN THE UNITED STATES, EXCEPT IN LIMITED CIRCUMSTANCES SPECIFIED IN THE WARRANT INDENTURE.

            FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

                                     (name)

                                    (address)

____________________of the Warrants registered in the name of the undersigned represented by the within certificate.

The undersigned hereby certifies that the transfer of these securities is not being made to, and the offer of these securities was not made to, and the person named above is not, a person in the United States or a U.S. Person (as such terms are defined in Regulation S under the United States Securities Act of 1933, as amended), unless such transfer is exempt under the United States Securities Act of 1933, as amended.

            DATED the___________day of_____________,___________.

Signature of  Warrantholder          _________________________________
guaranteed by:                         (Signature of Warrantholder)

                                    ____________________________________
                                      * Authorized Signature Number

NOTE: (1) The signature to this transfer must correspond with the name as recorded on the Warrants in every particular without alteration or enlargement or any change whatever. The signature of the person executing this transfer must be guaranteed by an authorized officer of a Canadian chartered bank or of a major Canadian trust company or by a medallion signature guarantee from a member recognized under the Signature Medallion Guarantee Program or from a similar entity in the United States, if this transfer is executed in the United States, or in accordance with industry standards.

      (2) If the transfer is to a U.S. Person as defined in Rule 902(k) of Regulation S under the United States Securities Act of 1933, as amended, special restrictions apply as set out in the Warrant Indenture governing these Warrants.

                                     -A-6-

If by hand or courier:                     If by mail:

c/o Computershare Trust Company of         c/o Computershare Trust Company of
Canada                                     Canada
Attention: Manager, Corporate Trust        Attention: Manager, Corporate Trust
           530-8th Avenue, Suite 710                  530-8th Avenue, Suite 710
           Calgary, AB                                Calgary, AB
           T2P 3S8                                    T2P 3S8

                                     -A-7-

                                SUBSCRIPTION FORM

TO:   PINE VALLEY MINING CORPORATION

If by hand or courier:                      If by mail:

c/o Computershare Trust Company of          c/o Computershare Trust Company of
Canada                                      Canada
Attention: Manager, Corporate Trust         Attention: Manager, Corporate Trust
           530-8th Avenue, Suite 710                   530-8th Avenue, Suite 710
           Calgary, AB                                 Calgary, AB
           T2P 3S8                                     T2P 3S8

            The undersigned holder of the within Share Purchase Warrants hereby irrevocably subscribes for __________Common Shares of Pine Valley Mining Corporation at the Exercise Price referred to in the attached Warrant Certificate on the terms and conditions set forth in such certificate and the Warrant Indenture and encloses herewith a certified cheque, bank draft or money order payable at par in the City of Vancouver, British Columbia to the order of Pine Valley Mining Corporation in payment in full of the subscription price of the Common Shares hereby subscribed for.

            The undersigned hereby directs that the said Common Shares be issued as follows:

                                                                NUMBER OF COMMON
NAMES(S) IN FULL                ADDRESS(ES)                     SHARES
----------------                ------------                    ----------------
________________                ____________                    ________________
________________                ____________                    ________________
________________                ____________                    ________________

(Please print. If securities are issued to a person other than the registered Warrantholder, the holder must pay to the Warrant Agent all exigible taxes and the signature of the holder must be guaranteed by a Canadian chartered bank, a Canadian trust company or by a medallion signature guarantee from a member of a recognized Signature Medallion Guarantee Program or in accordance with industry standards.)

            The undersigned hereby certifies that the undersigned is not a U.S. Person or a person in the United States, and is not acquiring any of the Common Shares issuable upon the exercise of the Warrants for the account or benefit of a U.S. Person or a person in the United States, other than the Original U.S. Purchaser (as hereinafter defined), and none of the persons listed above is a U.S. Person or a person in the United States, unless such person is the Original U.S. Purchaser. In addition to this exercise form, an Original U.S. Purchaser must also provide an executed letter, substantially in the form attached as Schedule "B" to the Warrant Indenture, a copy of which is available upon request from the Warrant Agent or the Company. For purposes

                                     -A-8-

hereof "United States" and "U.S. Person" shall have the meanings given to such terms in Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") and "Original U.S. Purchaser" means the accredited investor who first purchased the Warrants pursuant to the terms of the Private Placement Subscription Agreement (U.S. Purchaser).

            DATED this_______________day of_____________,__________.

                      __________________________     ______________________
                      Signature of Warrantholder     Signature of Guarantor

                      ______________________________________________________
                      Print Name

                      ______________________________________________________
                      Address

[ ] Please check this box if the securities are to be delivered at the office where these Share Purchase Warrants are surrendered, failing which the securities will be mailed.

                                  SCHEDULE "B"

                              REPRESENTATION LETTER

TO:   Pine Valley Mining Corporation

Ladies and Gentlemen:

            In connection with the acquisition by the purchaser (the "Subscriber") of common shares (the "Common Shares") of Pine Valley Mining Corporation (the "Corporation"), the Subscriber or the undersigned on behalf of the Subscriber, as the case may be, hereby represents and agrees for the benefit of each of you that:

      1. The Subscriber is an "accredited investor" as defined in Rule 501(a)(1), (a)(2), (a)(3) or (a)(7) of Regulation D adopted pursuant to the United States Securities Act of 1933, as amended (the "Act"). The specific category(s) of Accredited Investor applicable to the undersigned is checked below. ALL REFERENCES TO DOLLAR AMOUNTS IN THIS SCHEDULE "B" ARE TO THE LAWFUL CURRENCY OF THE UNITED STATES.

                          [PLEASE CHECK ALL THAT APPLY]

_____ (a) a bank as defined in Section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(a)(13) of the Act; any investment company registered under the Investment Company Act of 1940 (the "1940 Act") or a business development company as defined in Section 2(a)(48) of the 1940 Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or
      (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; or any employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 ("ERISA"), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors within the meaning of Regulation D under the Act;

_____ (b) any private business development company as defined in Section
      202(a)(22) of the Investment Advisors Act of 1940;

                                     -B-2-

_____ (c) any organization described in Section 501(c)(3) of the Internal
      Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Units, with total assets in excess of $5,000,000; or

_____ (d) any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Units offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2) of Regulation D (i.e., a person with such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment).

      2. The Subscriber is acquiring the Common Shares for its own account and not with a view to the resale, distribution or other disposition thereof or with any present intention of offering or selling the Common Shares or any interest therein.

      3. The Subscriber understands and acknowledges that neither the Common Shares nor any interest therein has been or will be registered under the Act or the securities laws of any State or other political subdivision of the United States. The Subscriber understands and acknowledges that the Corporation is under no obligation to register any of the Common Shares on Subscriber's behalf or to assist Subscriber in complying with an exemption from registration.

      4. The Subscriber further acknowledges and agrees that, because the Common Shares have not been registered under the Act and the Common Shares will be issued in connection with a private offering exempt from registration under the Act, the Securities are "restricted securities" within the meaning of Rule 144
(a)(3) under the Act and cannot be reoffered or resold unless they are subsequently registered under the Act or an exemption from registration thereunder is available, and that the Subscriber will continue to bear the economic risk of its investment in the Common Shares for an indefinite period of time.

      5. The Subscriber agrees that it will not re-offer, resell, pledge, hypothecate or otherwise transfer any of the Common Shares (or securities that may be received in replacement thereof or in exchange therefor) except: (a) to the Corporation; or (b) outside the United States in accordance with Rule 904 of Regulation S under the Act. The Subscriber agrees that in connection with any transaction pursuant to the foregoing clause (b), it will furnish to the Corporation a written opinion of counsel acceptable to the Corporation to the effect that such offer, sale, pledge, hypothecation or other transfer is exempt from the registration requirements of all applicable United States federal and state securities laws. The Subscriber also agrees that each certificate for the Common Shares (and any certificate issued in replacement thereof or in exchange therefor) shall bear a restrictive legend in substantially the following form and that an appropriate stop transfer order implementing the same shall be lodged with the transfer agent for the Common Shares:

                                     -B-3-

                  " THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT OR (C) WITHIN THE UNITED STATES IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS, AND THE SELLER HAS FURNISHED TO THE CORPORATION AN OPINION TO SUCH EFFECT FROM COUNSEL OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE CORPORATION PRIOR TO SUCH OFFER, SALE OR TRANSFER. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE GOOD DELIVERY IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. PROVIDED THAT THE CORPORATION IS A "FOREIGN ISSUER" WITHIN THE MEANING OF REGULATION S AT THE TIME OF SALE, A NEW CERTIFICATE BEARING NO LEGEND MAY BE OBTAINED FROM THE CORPORATION'S TRANSFER AGENT UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO THE TRANSFER AGENT AND THE CORPORATION TO THE EFFECT THAT SUCH SALE IS BEING MADE IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT."

      6. The Subscriber represents that it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Common Shares. The Subscriber acknowledges that it has had access to such information concerning the Corporation as it has deemed necessary to make an informed decision to purchase the Common Shares, and has been afforded the opportunity to ask questions and receive answers from representatives of the Corporation regarding the Corporation and the terms and conditions relating to investment in the Corporation, and all such questions have been answered to its full satisfaction.

      7. The Subscriber is not purchasing the Common Shares: (a) as a result of or subsequent to becoming aware of any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast

                                     -B-4-

over television or radio; or (b) as a result of or subsequent to attendance at a seminar or meeting called by any of the means set forth in (a); or (c) as a result of or subsequent to any solicitation by a person not previously known to it in connection with investments in securities generally.

      8. The Subscriber acknowledges that a purchase of the Common Shares involves a high degree of risk and Subscriber can afford the complete loss of its purchase price for the Common Shares.

Dated_________________, 2005              ________________________________
                                          (Print name of Subscriber)

                                          By: __________________________________

                                          Name: ________________________________
                                          Title: _______________________________

                                  SCHEDULE "C"

                    FORM OF DECLARATION FOR REMOVAL OF LEGEND

TO: Computershare Trust Company of Canada as registrar and transfer agent for Pine Valley Mining Corporation

The undersigned (a) acknowledges that the sale of the securities of Pine Valley Mining Corporation (the "Corporation") to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), and (b) certifies that (1) the undersigned is not an affiliate of the Corporation as that term is defined in Rule 405 under the U.S. Securities Act, (2) the offer of such securities was not made to a person in the United States and either (A) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States, or (B) the transaction was executed in, on or through the facilities of the applicable Canadian stock exchanges which are identified as Designated Offshore Securities Markets under Regulation S or any other Designated Offshore Securities Market as defined in Regulation S under the U.S. Securities Act and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States, (3) neither the seller nor any affiliate of the seller nor any person acting on any of their behalf has engaged or will engage in any "directed selling efforts" in connection with the offer and sale of such securities (4) the sale is bona fide and not for the purpose of "washing off" the resale restrictions imposed because the securities are "restricted securities" (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act) and (5) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act. Terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act unless otherwise indicated.

Dated:                                        __________________________________
                                              Name of Seller

                                              By: ______________________________
                                                  Name:
                                                  Title: